UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05476

LORD ABBETT GLOBAL FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2021

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Emerging Markets Bond Fund

Emerging Markets Corporate Debt Fund

Global Bond Fund

For the fiscal year ended December 31, 2021

Table of Contents

1	A Letter to Shareholders

10	Investment Comparisons

13	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

20	Emerging Markets Bond Fund

35	Emerging Markets Corporate Debt Fund

55	Global Bond Fund

76	Statements of Assets and Liabilities

80	Statements of Operations

82	Statements of Changes in Net Assets

86	Financial Highlights

98	Notes to Financial Statements

124	Report of Independent Registered Public Accounting Firm

126	Supplemental Information to Shareholders

Lord Abbett Emerging Markets Bond Fund, Lord Abbett Emerging Market Corporate Bond Fund, and Lord Abbett Global Bond Fund

Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

Lord Abbett Emerging Markets Bond Fund

For the fiscal year ended December 31, 2021, the Emerging Markets Bond Fund returned -2.81%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified)1, which returned -1.80% during the same period.

Over the last 12 months, U.S. dollar-denominated emerging markets debt (as represented by the J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified)1) returned -1.80%, underperforming U.S. fixed income markets (as represented by the Bloomberg U.S. Aggregate Bond Index2), which returned -1.54%.

In the first quarter of 2021, emerging market debt faced headwinds from a significant rise in U.S. Treasury yields and corresponding strengthening of the U.S. Dollar, as investors grappled with continued Federal spending and higher inflation forecasts. Longer-dated, higher quality bonds were most affected, while the impact to below investment grade bonds was relatively muted. The trend of emerging market debt flows seen at the end of 2020 reversed, as outflows ensued in the first quarter. Furthermore, the low stock of COVID-19 vaccines across the developing world dampened prospects for economic reopening and recovery. Finally, the tightening of fiscal policy by many central banks across emerging markets weighed on investor sentiment. The more hawkish tone of central banks came after a year of significant spending, and increases in debt levels, as emerging market governments sought to provide assistance during the pandemic.

In the second quarter of 2021, investor attitudes turned more positive, as U.S. Treasury volatility subsided, emerging market governments began lifting COVID-19 restrictions, and commodity prices experienced significant appreciation. Given the risk-on sentiment, high yield bonds outperformed investment grade credits and flows into emerging market debt turned positive. While rising COVID-19 infections continued to make headlines, the improvement of global economic growth prospects underpinned the quarter. However, the period was characterized by more idiosyncratic risks as various local governments took different approaches to dealing with the pandemic, resulting in differing flexibility going forward. Volatility increased at the end of the quarter following the U.S. Federal

Reserve’s more hawkish communications at the June policy meeting.

Performance of emerging market debt was more muted in the third quarter, as market expectations shifted towards a more prolonged inflationary period, global economic growth showed signs of slowing, the Delta variant accelerated Coronavirus infections and U.S. Treasury yields rose significantly at the end of September. High yield spreads widened over the quarter and investment grade bonds outperformed while flows remained generally positive. While concerns about China’s growth had dragged on investor sentiment throughout most of the year, the regulatory scrutiny stemming from President Xi Jinping’s focus on equality and the ensuing market volatility proved challenging for emerging markets during the quarter. Moreover, default fears over one of China’s largest real estate companies worried investors, as some market participants feared a contagion effect.

Despite the cyclical tailwinds expected for emerging markets during 2021, the final quarter of the year was characterized by the same factors that dragged on market sentiment throughout the year. In the fourth quarter, steady inflation readings persisted well above the Federal Reserve’s 2% goal, central banks across the globe set a hawkish tone, and global economic growth continued to slow. Regulatory and real estate troubles in China remained in the headlines and Coronavirus fears emerged once again through the Omicron variant. Throughout the final quarter of 2021, investment grade bonds led high yield bonds.

In regard to the Fund’s performance, rates positioning was the primary detractor from relative returns over the period. At the start of the year, the Fund’s longer duration led to performance headwinds, given the increase in Treasury yields in the first quarter. More broadly, the Fund’s overweight allocation to, as well as security selection within, high yield bonds contributed to performance.

Within the investment grade segment, the Fund’s overweight to, as well as security selection within, the Middle East region benefitted relative performance. More specifically, a slight overweight to Saudi Arabia and tactical trades within the United Arab Emirates generated excess returns.

Within the Fund’s high yield positioning, exposure to select distressed credits, particularly in Sri Lanka and Ecuador, contributed to performance, as these lower quality bonds trended higher throughout the year. Also, within the non-investment grade range, performance benefited from holdings of a quasi-sovereign energy company in Mexico, as continued support from the Mexican government along with a successful liability management transaction led to outperformance.

Additionally, the Fund’s allocations to high yield Sovereigns with exposure to oil and gas benefitted performance. With the recovery in oil prices throughout the year due to increased demand from the reopening of the global economy and disciplined actions by OPEC, Sovereign issuers linked to the Energy sector performed well.

Regionally, the Fund’s allocation to Eastern Europe led to performance headwinds. More specifically, an overweight allocation to Ukraine detracted from overall performance, as geopolitical developments in the country negatively impacted spreads and dragged on returns. An underweight to Russia also led to a negative impact on performance, as the country performed well due to the appreciation of oil and gas prices. Within Africa, the Fund’s lack of exposure to Zambia detracted from relative returns, as the continuing restructuring of Zambia’s distressed sovereign debt resulted in a positive outcome.

Lord Abbett Emerging Markets Corporate Debt Fund

For the fiscal year ended December 31, 2021, the Emerging Markets Corporate Debt Fund returned -0.39%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified3, which returned 0.91% during the same period.

Over the last 12 months, U.S. dollar-denominated emerging markets corporate debt (as represented by the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified3) returned 0.91%, outperforming U.S. fixed income markets (as represented by the Bloomberg U.S.

Aggregate Bond Index2), which returned –1.54%.

In the first quarter of 2021, emerging market debt faced headwinds from a significant rise in U.S. Treasury yields and corresponding strengthening of the U.S. Dollar, as investors grappled with continued Federal spending and higher inflation forecasts. Longer-dated, higher quality bonds were most affected, while the impact to below investment grade bonds was relatively muted. The trend of emerging market debt flows seen at the end of 2020 reversed, as outflows ensued in the first quarter. Furthermore, the low stock of COVID-19 vaccines across the developing world dampened prospects for economic reopening and recovery. Finally, the tightening of fiscal policy by many central banks across emerging markets weighed on investor sentiment. The more hawkish tone of central banks came after a year of significant spending, and increases in debt levels, as emerging market governments sought to provide assistance during the pandemic.

In the second quarter of 2021, investor attitudes turned more positive as U.S. Treasury volatility subsided, emerging market governments began lifting COVID-19 restrictions, and commodity prices experienced significant appreciation. Given the risk-on sentiment, high yield bonds outperformed investment grade credits and flows into emerging market debt turned positive. While rising COVID-19 infections continued to make headlines, the improvement of global economic growth prospects underpinned the quarter. However, the period was characterized by more idiosyncratic risks as various local governments took different approaches to dealing with the pandemic, resulting in differing flexibility going forward. Volatility increased at the end of the quarter following the U.S. Federal Reserve’s more hawkish communications at the June policy meeting.

Performance of emerging market debt was more muted in the third quarter, as market expectations shifted towards a more prolonged inflationary period, global economic growth showed signs of slowing, the Delta variant accelerated Coronavirus infections and U.S. Treasury yields rose significantly at the end of September. High yield spreads widened over the quarter and investment grade bonds outperformed while flows remained generally positive. While concerns about China’s growth had dragged on investor sentiment throughout most of the year, the regulatory scrutiny stemming from President Xi Jinping’s focus on equality and the ensuing market volatility proved challenging for emerging markets during the quarter. Moreover, default fears over one of China’s largest real estate companies worried investors, as some market participants feared a contagion effect.

Despite the cyclical tailwinds expected for emerging markets during 2021, the final quarter of the year was characterized by the same factors that dragged on market sentiment throughout the year. In the fourth quarter, steady inflation readings persisted well above the Federal Reserve’s 2% goal, central banks across the globe set a hawkish tone, and global economic growth continued to slow. Regulatory and real estate troubles in China remained in the headlines and Coronavirus fears emerged once again through the Omicron variant. Throughout the final quarter of 2021, investment grade bonds led high yield bonds.

In terms of the Fund’s performance, rates positioning was the primary detractor from relative returns over the period. At the start of the year, the Fund’s longer duration led to performance headwinds, given the increase in Treasury yields in the first quarter. More broadly, the Fund’s overweight to, as well as security selection within, high yield bonds contributed to performance

Although the Fund’s underweight to the Asia region was a detractor, that was more than offset by a significant contribution from security selection, particularly within China, resulting in an overall positive impact on the portfolio from the region. The Fund had an overweight allocation to the China Real Estate sector at the start of 2021, but started decreasing this stake early in the year and, by the end of the second quarter, the Fund was void of all holdings in the sector. After the turmoil within the sector in the third quarter, as solvency concerns built over one of the sector’s largest firms and some investors worried of a contagion effect, we selectively increased allocations to certain higher quality Chinese Real Estate issuers as pricing had become more attractive. By the end of the year, the Fund reverted back to an overweight exposure to China’s Real Estate sector. These tactical adjustments throughout the year resulted in a significant contribution to performance from security selection within China.

Also within Asia, an overweight allocation to India led to a positive impact on performance. Specifically, the Fund benefitted from an overweight to environmentally friendly renewable energy bonds, as this segment of the Utilities sector outperformed. Finally, while the Fund primarily invests in corporate debt, tactical allocations to select opportunities in sovereign credits within Asia contributed to performance.

The Fund’s exposure to Latin America also led to a positive impact on relative performance. More specifically, security selection within Mexico’s Financial and Energy sectors resulted in excess returns. In the Energy sector, performance benefited from holdings of a quasi-sovereign energy company, as continued backing from the Mexican government along with a successful liability management transaction supported the firm. Performance also benefitted from an overweight to Brazil for most of the year, specifically from allocations to the country’s Consumer sectors, which outperformed over the period. However, the Fund’s exposure to Brazil was decreased meaningfully in the fourth quarter due to concerns over inflation as well as fiscal risks, and the Fund ended the year with a modest underweight to the country.

The Fund’s exposure to Africa detracted from relative performance. This was partly the result of an underweight allocation to a distressed energy company in Ghana that had performed well in the beginning of the year. In addition, the Fund’s exposure to the Middle East was a detractor from relative returns, specifically due to an underweight allocation to the Financial and Real Estate sectors within the Gulf Cooperation Council countries.

Lord Abbett Global Bond Fund

For the fiscal year ended December 31, 2021, the Fund returned -3.02%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Global Aggregate Bond Index,4 which returned -4.71%.

The twelve-month period was characterized by several market-moving events. A bullish narrative dominated for the better part of the period. Investor focus remained on the U.S. central bank liquidity tailwind, fiscal stimulus, vaccine progress, reopening momentum, a strong corporate profit backdrop and robust equity inflows. However, inflation was the bigger story from a risk sentiment perspective. There was an unrelenting flurry of headlines and corporate commentary about upward pressure on prices from supply chain disruptions, higher raw-materials costs, shipping constraints and a tightening labor market. Following a relatively modest increase in the first quarter of 2021, consumer prices accelerated higher throughout the remainder of the year, averaging gains of approximately 5.3% year-over-year from April to September, the fastest annual increase since 2008.

Inflation concerns were truly manifested in the November Consumer Price Index (CPI) report, which revealed headline consumer prices up 6.8% year-over-year, the highest levels since June 1982. While concerns about inflation were pervasive, the U.S. Federal Reserve (the “Fed”) remained consistent in its messaging around expectations that price pressures would be transitory, and the peak inflation theme gained traction through the second quarter, even as economists suggested that ‘transitory’ may be longer than expected. However, November’s record inflation number pressured the Fed to accelerate its proposed timeline for tapering asset purchases. The Federal Open Market Committee (FOMC) announced during its December meeting that it would double the pace of tapering to $30bn per month from $15bn. As for interest rates, it became widely expected that the Fed would perform three interest rate hikes in 2022, up from the previous forecast of one rate hike in 2022.

Meanwhile, the European Central Bank (the “ECB”) also maintained interest rates at 0% during this twelve-month period. During its meeting in October, the ECB reiterated that it expected the current rise in inflation to be transitory. A decision on how to conduct asset purchases following the end of the Pandemic Emergency

Purchase Programme (PEPP) was postponed until December. The central bank currently purchases assets at €20 billion per month. Similar to other global central banks, the Bank of Japan (the “BoJ”) introduced several measures to combat the pressures from COVID-19, including aggressive purchases of corporate debt and a new lending facility to funnel money to smaller firms via financial institutions. However, Japan was hit by 5 waves of the virus, and lockdowns and closures had a particularly dampening effect on economic activity. While other major central banks have begun to unwind their easing policies – or have indicated that they are ready to do so – the BoJ did not look set to pursue a path toward the normalization of policy anytime soon, given price momentum in Japan was much weaker than in other countries. In its December meeting, the BoJ kept interest rates and its asset purchase program unchanged.

Sentiment overseas moved largely in line with that of the U.S. over the period, and non-U.S. equity markets continued their ascent. Two of the major outliers were Japan and China. In Japan, flare-ups of COVID-19 cases in the country continued to occur and the government extended a state of emergency to combat the spread of the virus all the way through November 2021. As such, Japan was one of the few major developed economies that continued to show year-over-year gross domestic product declines through 1Q21, before finally experiencing growth in Q2. Chinese equities were also choppy throughout the period. In late February and early March, China’s stock market fell sharply on the heels of rising U.S. yields and inflation expectations, sending high-flying technology shares plummeting. In June and July, reforms to the private tutoring sector triggered volatility, with the changes coming hot on the heels of increased scrutiny being applied to the technology sector, as well as actions taken to stabilize the housing market. Finally, in September, worsening debt problems at Evergrande, China’s third-largest real estate developer, dominated headlines as concerns grew about a potential debt restructuring of the company, whose debt load exceeded USD 300 billion. China’s Ministry of Housing and Urban Rural Development told banks that Evergrande would not be able to make its interest payments due on September 20. This sparked fear of contagion and a global fallout akin to the Lehman downfall in 2008.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations. Despite the strong performance, several events acted as catalysts for heightened market volatility as the year came to a close – including the emergence of the Omicron variant of COVID-19. U.S. market activity throughout the first two months of the quarter was relatively benign with respect to COVID-19, as continued vaccine progress helped curb concerns regarding the Delta variant wave.

However, the World Health Organization designated the Omicron mutation as a “variant of concern,” particularly due to its increased transmissibility and then-unknown severity. This led to fears that the world would succumb to a new wave of infections, prompting one of the largest selloffs and the worst single-day performance of risk assets since the start of the pandemic. The negative sentiment around Omicron quickly reversed at that point, however, as it was determined that symptoms are generally less severe than prior strains. The Omicron variant did result in some travel-related disruption by the end of the quarter as daily new cases spiked; however, the Centers for Disease Control and Prevention eased its quarantine guidance to help people “safely continue their daily lives.”

The Fund maintains a flexible, multi-sector approach with the ability to have exposure to sectors outside of its benchmark, the Bloomberg Global Aggregate Bond Index. The Fund seeks to deliver total return by investing across multiple sectors in developed and emerging markets located throughout the world. Primary sector allocations include investment grade and high yield corporate bonds, sovereign debt, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”).

The Fund’s underweight to core European and Japanese sovereign debt was the primary contributor to relative performance over the period. Notably,

within European sovereigns, the Fund was underexposed duration (primarily on the long end of the curve), as we believed that the ECB would be slow to remove accommodation despite rising inflation, resulting in the curve steepening. As such, longer maturity German yields rose 35-40bp over the course of the year. Security selection within ABS also contributed to relative performance. ABS, particularly within the auto-loan space, offered diversification benefits and attractive risk-adjusted yield relative to sovereign debt, in our view.

The Fund’s off-benchmark allocation to high yield credit was also a notable contributor to performance. Notably, U.S. high yield corporate bonds posted strong returns over the period as credit quality improved and default rates reached historic lows amid unprecedented fiscal and monetary stimulus, continued vaccine progress, and the reopening of the global economy, which subsequently improved growth and earnings expectations. While the Fund’s overall allocation to high yield credit was a positive contributor, the Fund’s exposure to European high yield credit dragged on performance as rising sovereign yields and increased borrowing costs were primary headwinds to the asset class throughout the period.

Security selection within U.S. Government related securities, and more specifically, yield curve positioning within the sector, was the predominant detractor from relative performance over the period.

Specifically, towards the end of the second quarter and into the third quarter of the year, the portfolio was positioned for the curve to steepen which detracted from performance as the U.S. Treasury yield curve flattened.

The Funds’ are actively managed and, therefore, their holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The J.P. Morgan Emerging Markets Bond Global Diversified Index is a uniquely-weighted version of the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

2 The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities.

3 The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) is a market capitalization weighted index that tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in emerging markets countries. The Index limits the current face amount allocations of the bonds in the CEMBI Broad by constraining the total face amount outstanding for countries with larger debt stocks.

4 The Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment-grade, fixed-income markets. The three major components of this Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. The Index also includes euro dollar and euro/yen corporate bonds, Canadian government securities, and U.S. dollar investment-grade 144A securities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Emerging Markets Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified), assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	-4.96%	3.64%	1.55%	–
Class C4	-4.34%	3.48%	1.13%	–
Class F5	-2.63%	4.27%	1.90%	–
Class F3[6]	-2.63%	–	–	3.46%
Class I5	-2.63%	4.33%	1.97%	–
Class R3[5]	-3.12%	3.81%	1.48%	–
Class R4[7]	-2.88%	4.03%	–	2.90%
Class R5[7]	-2.60%	4.34%	–	3.20%
Class R6[7]	-2.62%	4.34%	–	3.22%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31,

2021, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Emerging Markets Corporate Debt Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2021

	1 Year	5 Year	Life of Class
Class A3	-2.61%	4.10%	4.75%
Class C4	-1.90%	3.93%	4.34%
Class F5	-0.23%	4.69%	5.14%
Class F3[6]	-0.02%	–	4.47%
Class I5	-0.14%	4.78%	5.24%
Class R3[5]	-0.68%	4.50%	5.06%
Class R4[7]	-0.37%	4.55%	4.63%
Class R5[7]	-0.20%	4.81%	4.89%
Class R6[7]	0.05%	4.99%	5.05%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended December 31, 2021, is calculated using the SEC-required uniform method to compare such return.

4   Class C shares commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. The 1% CDSC for Class C normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on December 6, 2013 and performance for the Class began on December 31, 2013. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Global Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Global Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2021

	1 Year	Life of Class
Class A3	-5.17%	2.69%
Class C4	-4.55%	2.67%
Class F5	-2.73%	3.61%
Class F3[5]	-2.72%	3.67%
Class I5	-2.74%	3.58%
Class R3[5]	-3.23%	3.07%
Class R4[5]	-2.98%	3.36%
Class R5[5]	-2.74%	3.58%
Class R6[5]	-2.72%	3.66%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all distributions reinvested for the periods shown ending December 31, 2021, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on July 26, 2018 and performance for the Class began on July 31, 2018. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Emerging Markets Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/21	12/31/21	7/1/21 - 12/31/21
Class A
Actual	$1,000.00	$981.40	$4.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class C
Actual	$1,000.00	$978.30	$7.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.78
Class F
Actual	$1,000.00	$982.40	$3.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class F3
Actual	$1,000.00	$982.30	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class I
Actual	$1,000.00	$982.30	$3.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class R3
Actual	$1,000.00	$979.80	$5.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R4
Actual	$1,000.00	$981.00	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class R5
Actual	$1,000.00	$982.50	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class R6
Actual	$1,000.00	$982.40	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.87% for Class A, 1.53% for Class C, 0.67% for Class F, 0.66% for Class F3, 0.67% for Class I, 1.17% for Class R3, 0.93% for Class R4, 0.66% for Class R5 and 0.66% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Basic Materials	1.50%
Communications	0.70%
Consumer, Non Cyclical	1.78%
Energy	13.95%
Financials	5.43%
Foreign Government	68.37%
Industrial	0.95%
Technology	0.59%
Utilities	3.63%
Repurchase Agreements	3.10%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Emerging Markets Corporate Debt Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/21	12/31/21	7/1/21 - 12/31/21
Class A
Actual	$1,000.00	$994.50	$5.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$991.40	$8.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.79	$8.49
Class F
Actual	$1,000.00	$995.00	$4.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class F3
Actual	$1,000.00	$996.40	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47
Class I
Actual	$1,000.00	$995.40	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class R3
Actual	$1,000.00	$993.00	$6.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87
Class R4
Actual	$1,000.00	$994.30	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60
Class R5
Actual	$1,000.00	$995.50	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class R6
Actual	$1,000.00	$996.40	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.67% for Class C, 0.95% for Class F, 0.68% for Class F3, 0.85% for Class I, 1.35% for Class R3, 1.10% for Class R4, 0.85% for Class R5 and 0.68% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Basic Material	12.97%
Communications	7.97%
Consumer, Cyclical	3.56%
Consumer, Non Cyclical	7.50%
Diversified	1.06%
Energy	18.77%
Financials	24.78%
Foreign Government	3.62%
Industrials	4.59%
Technology	2.66%
Utilities	12.09%
Repurchase Agreements	0.43%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Global Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/21	12/31/21	7/1/21 - 12/31/21
Class A
Actual	$1,000.00	$982.60	$3.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class C
Actual	$1,000.00	$979.50	$6.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12
Class F
Actual	$1,000.00	$984.60	$2.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class F3
Actual	$1,000.00	$983.60	$2.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.91
Class I
Actual	$1,000.00	$983.60	$2.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class R3
Actual	$1,000.00	$981.10	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50
Class R4
Actual	$1,000.00	$983.30	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23
Class R5
Actual	$1,000.00	$983.60	$2.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class R6
Actual	$1,000.00	$983.60	$2.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.40% for Class C, 0.58% for Class F, 0.57% for Class F3, 0.58% for Class I, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.57% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Asset Backed Securities	6.90%
Basic Material	1.71%
Communications	8.99%
Consumer, Cyclical	7.32%
Consumer, Non Cyclical	6.92%
Energy	8.08%
Financial	14.27%
Foreign Government	20.01%
Industrials	3.87%
Mortgage Backed Securities	4.86%
Technology	1.84%
U.S. Government	9.96%
Utilities	2.15%
Repurchase Agreements	3.12%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 96.21%

CORPORATE BONDS 30.04%

Bahrain 1.39%
Sovereign
CBB International Sukuk Co. 6 Spc†	5.25%		3/20/2025		$1,680	$1,764,946
CBB International Sukuk Programme Co. WLL†	6.25%		11/14/2024		1,050	1,130,363
Total Bahrain						2,895,309

Brazil 0.94%
Banks 0.66%
Banco do Brasil SA†	3.25%		9/30/2026		850	828,410
Itau Unibanco Holding SA†	4.50% (5 Yr. Treasury CMT + 2.82%	)#	11/21/2029		550	548,188
						1,376,598

Media 0.28%
Globo Comunicacao e Participacoes SA†	4.875%		1/22/2030		600	583,626
Total Brazil						1,960,224

Chile 1.80%
Banks 0.22%
Banco del Estado de Chile†	2.704%		1/9/2025		450	460,055
Chemicals 0.17%
Sociedad Quimica y Minera de Chile SA†	3.50%		9/10/2051		380	368,674
Electric 0.24%
Alfa Desarrollo SpA†	4.55%		9/27/2051		500	494,310
Mining 0.71%
Antofagasta plc†	2.375%		10/14/2030		900	856,292
Corp. Nacional del Cobre de Chile†	3.75%		1/15/2031		575	613,409
						1,469,701

Oil & Gas 0.46%
Empresa Nacional del Petroleo†	3.45%		9/16/2031		1,000	954,385
Total Chile						3,747,125

China 1.61%
Engineering & Construction 0.85%
China Railway Xunjie Co. Ltd.	3.25%		7/28/2026		500	523,033
Dianjian Haiyu Ltd.	3.50% (5 Yr. Treasury CMT + 6.77%	)#	–	(a)	1,221	1,233,310
						1,756,343

20	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
China (continued)
Internet 0.30%
Prosus NV†	3.832%		2/8/2051		$675	$631,190
Investment Companies 0.35%
Huarong Finance 2017 Co. Ltd.	4.50% (5 Yr. Treasury CMT + 7.77%	)#	–	(a)	450	452,250
Huarong Finance 2017 Co. Ltd.	4.75%		4/27/2027		270	279,113
						731,363
Telecommunications 0.11%
Xiaomi Best Time International Ltd.†	4.10%		7/14/2051		230	233,950
Total China						3,352,846

Colombia 0.59%
Oil & Gas 0.29%
Ecopetrol SA	5.875%		11/2/2051		650	610,006
Pipelines 0.30%
AI Candelaria Spain SLU†	5.75%		6/15/2033		437	423,411
Oleoducto Central SA†	4.00%		7/14/2027		200	199,100
						622,511
Total Colombia						1,232,517

Georgia 0.10%
Transportation
Georgian Railway JSC†	4.00%		6/17/2028		200	201,020

India 0.89%
Commercial Services 0.51%
Adani Ports & Special Economic Zone Ltd.†	5.00%		8/2/2041		1,000	1,046,460
Diversified Financial Services 0.15%
Power Finance Corp. Ltd.†	3.95%		4/23/2030		300	310,673
Electric 0.23%
JSW Hydro Energy Ltd.†	4.125%		5/18/2031		483	482,025
Total India						1,839,158

Indonesia 2.09%
Electric 1.03%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara†	3.00%		6/30/2030		600	596,361
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara†	4.00%		6/30/2050		560	544,451
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara†	4.125%		5/15/2027		930	993,510
						2,134,322

See Notes to Financial Statements.	21

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Indonesia (continued)
Mining 0.26%
Indonesia Asahan Aluminium Persero PT†	5.45%		5/15/2030		$480	$547,978
Oil & Gas 0.80%
Pertamina Persero PT†	3.10%		1/21/2030		900	920,604
Pertamina Persero PT†	5.625%		5/20/2043		630	746,271
						1,666,875
Total Indonesia						4,349,175

Israel 0.33%
Banks
Bank Hapoalim BM†	3.255% (5 Yr. Treasury CMT + 2.16%	)#	1/21/2032		480	477,600
Bank Leumi Le-Israel BM†	3.275% (5 Yr. Treasury CMT + 1.63%	)#	1/29/2031		200	200,750
Total Israel						678,350

Jamaica 0.24%
Commercial Services
TransJamaican Highway Ltd.†	5.75%		10/10/2036		496	496,853

Kazakhstan 1.68%
Oil & Gas 1.10%
KazMunayGas National Co. JSC†	4.75%		4/19/2027		700	774,424
KazMunayGas National Co. JSC†	6.375%		10/24/2048		300	395,083
Tengizchevroil Finance Co. International Ltd.†	3.25%		8/15/2030		1,120	1,121,372
						2,290,879
Pipelines 0.58%
KazTransGas JSC†	4.375%		9/26/2027		1,100	1,198,807
Total Kazakhstan						3,489,686

Kuwait 0.25%
Banks
NBK Tier 1 Financing 2 Ltd.†	4.50% (6 Yr. Swap rate + 2.83%	)#	–	(a)	500	510,675

Malaysia 1.57%
Oil & Gas
Petronas Capital Ltd.†	3.404%		4/28/2061		2,200	2,268,526
Petronas Energy Canada Ltd.†	2.112%		3/23/2028		1,000	1,001,225
Total Malaysia						3,269,751

22	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Mauritius 0.41%
Energy-Alternate Sources
Greenko Solar Mauritius Ltd.†	5.95%		7/29/2026	$800	$852,857

Mexico 4.49%
Banks 0.45%
Banco Nacional de Comercio Exterior SNC†	2.72% (5 Yr. Treasury CMT + 2.00%	)#	8/11/2031	420	415,804
BBVA Bancomer SA†	5.125% (5 Yr. Treasury CMT + 2.65%	)#	1/18/2033	500	513,933
					929,737
Electric 0.36%
Comision Federal de Electricidad†	4.677%		2/9/2051	800	754,192
Oil & Gas 3.68%
Petroleos Mexicanos	6.50%		6/2/2041	2,375	2,134,294
Petroleos Mexicanos†	6.70%		2/16/2032	4,002	4,049,925
Petroleos Mexicanos	6.75%		9/21/2047	1,649	1,466,744
					7,650,963
Total Mexico					9,334,892

Morocco 0.34%
Chemicals
OCP SA†	5.125%		6/23/2051	500	473,632
OCP SA†	6.875%		4/25/2044	200	233,174
Total Morocco					706,806

Oman 0.64%
Oil & Gas
OQ SAOC†	5.125%		5/6/2028	1,300	1,324,878

Pakistan 0.57%
Sovereign
Third Pakistan International Sukuk Co. Ltd. (The)†	5.625%		12/5/2022	1,150	1,174,495

Panama 0.56%
Banks 0.23%
Banco Nacional de Panama†	2.50%		8/11/2030	500	470,005
Electric 0.10%
AES Panama Generation Holdings SRL†	4.375%		5/31/2030	200	208,560
Multi-National 0.23%
Banco Latinoamericano de Comercio Exterior SA†	2.375%		9/14/2025	478	479,102
Total Panama					1,157,667

See Notes to Financial Statements.	23

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Paraguay 0.14%
Banks
Banco Continental SAECA†	2.75%	12/10/2025	$300	$291,694

Peru 0.99%
Banks 0.54%
Banco Internacional del Peru SAA Interbank†	3.25%	10/4/2026	590	603,166
Banco Internacional del Peru SAA Interbank†	3.375%	1/18/2023	520	527,703
				1,130,869
Oil & Gas 0.45%
Hunt Oil Co. of Peru LLC Sucursal Del Peru†	6.375%	6/1/2028	431	436,489
Petroleos del Peru SA†	5.625%	6/19/2047	500	495,890
				932,379
Total Peru				2,063,248

Qatar 1.09%
Oil & Gas
Qatar Petroleum†	2.25%	7/12/2031	1,500	1,489,649
Qatar Petroleum†	3.30%	7/12/2051	750	774,770
Total Qatar				2,264,419

Russia 0.95%
Oil & Gas
Gazprom PJSC Via Gaz Capital SA†	4.95%	2/6/2028	700	759,338
Lukoil Capital DAC†	3.60%	10/26/2031	200	195,187
Lukoil Securities BV†	3.875%	5/6/2030	1,000	1,020,030
Total Russia				1,974,555

Saudi Arabia 0.39%
Oil & Gas
SAGlobal Sukuk Ltd.†	1.602%	6/17/2026	240	236,580
Saudi Arabian Oil Co.	3.50%	4/16/2029	300	321,200
Saudi Arabian Oil Co.†	4.375%	4/16/2049	225	261,305
Total Saudi Arabia				819,085

South Africa 1.04%
Electric
Eskom Holdings SOC Ltd.†	6.75%	8/6/2023	1,500	1,543,843
Eskom Holdings SOC Ltd.†	7.125%	2/11/2025	600	621,720
Total South Africa				2,165,563

South Korea 0.59%
Semiconductors
SK Hynix, Inc.†	2.375%	1/19/2031	1,270	1,223,743

24	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Supranational 0.24%
Multi-National
African Export-Import Bank (The)†	2.634%		5/17/2026		$500	$503,225

Thailand 0.93%
Banks 0.39%
Bangkok Bank pcl†	5.00% (5 Yr. Treasury CMT + 4.73%	)#	–	(a)	770	800,053
Oil & Gas 0.54%
Thaioil Treasury Center Co. Ltd.†	3.50%		10/17/2049		1,300	1,124,166
Total Thailand						1,924,219

Turkey 0.76%
Banks
Turkiye Garanti Bankasi AS†	5.875%		3/16/2023		1,200	1,205,129
Turkiye Sinai Kalkinma Bankasi AS†	5.875%		1/14/2026		400	368,505
Total Turkey						1,573,634

Ukraine 0.41%
Agriculture
MHP Lux SA†	6.25%		9/19/2029		900	853,200

United Arab Emirates 1.32%
Commercial Services 0.62%
DP World Crescent Ltd.	3.875%		7/18/2029		1,200	1,281,900
Investment Companies 0.21%
MDGH - GMTN BV†	3.70%		11/7/2049		400	443,747
Pipelines 0.49%
Galaxy Pipeline Assets Bidco Ltd.†	3.25%		9/30/2040		1,000	1,013,129
Total United Arab Emirates						2,738,776

United States 0.70%
Electric 0.60%
OmGrid Funding Ltd.†	5.196%		5/16/2027		1,200	1,238,616
Oil & Gas 0.10%
Citgo Holding, Inc.†	9.25%		8/1/2024		208	209,272
Total United States						1,447,888
Total Corporate Bonds (cost $61,400,603)						62,417,533

See Notes to Financial Statements.	25

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
FOREIGN GOVERNMENT OBLIGATIONS 66.17%

Angola 1.72%
Angolan Government International Bond†	9.125%	11/26/2049	$1,200	$1,155,034
Republic of Angola†	8.25%	5/9/2028	2,400	2,417,580
Total Angola				3,572,614

Argentina 0.93%
Argentine Republic Government International Bond	0.50%	7/9/2030	550	193,881
Argentine Republic Government International Bond	1.125%	7/9/2035	2,950	947,717
Argentine Republic Government International Bond	2.00%	1/9/2038	2,077	789,274
Total Argentina				1,930,872

Bahrain 1.77%
Kingdom of Bahrain†	5.45%	9/16/2032	1,550	1,508,731
Kingdom of Bahrain†	6.00%	9/19/2044	300	272,957
Kingdom of Bahrain†	6.75%	9/20/2029	1,300	1,402,683
Kingdom of Bahrain†	7.00%	1/26/2026	450	495,278
Total Bahrain				3,679,649

Bermuda 0.15%
Bermuda Government International Bond†	2.375%	8/20/2030	320	320,800

Brazil 1.56%
Federal Republic of Brazil	3.75%	9/12/2031	1,650	1,553,475
Federal Republic of Brazil	4.75%	1/14/2050	1,431	1,275,035
Federal Republic of Brazil	5.00%	1/27/2045	436	410,058
Total Brazil				3,238,568

Chile 1.02%
Chile Government International Bond	2.45%	1/31/2031	850	846,821
Chile Government International Bond	3.10%	5/7/2041	550	539,275
Chile Government International Bond	3.50%	1/25/2050	700	726,138
Total Chile				2,112,234

Colombia 3.57%
Republic of Colombia	3.00%	1/30/2030	1,305	1,195,217
Republic of Colombia	3.25%	4/22/2032	2,050	1,847,562
Republic of Colombia	3.875%	4/25/2027	860	868,170
Republic of Colombia	4.125%	5/15/2051	1,250	1,018,750
Republic of Colombia	5.00%	6/15/2045	1,735	1,572,344

26	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Colombia (continued)
Republic of Colombia	5.20%	5/15/2049	$1,000	$920,150
Total Colombia				7,422,193

Costa Rica 0.98%
Costa Rica Government†	4.375%	4/30/2025	640	653,280
Costa Rica Government†	5.625%	4/30/2043	1,262	1,085,333
Costa Rica Government†	6.125%	2/19/2031	285	288,562
Total Costa Rica				2,027,175

Dominican Republic 2.61%
Dominican Republic†	4.50%	1/30/2030	1,428	1,454,775
Dominican Republic†	5.30%	1/21/2041	750	742,500
Dominican Republic†	5.875%	1/30/2060	1,300	1,252,875
Dominican Republic†	5.95%	1/25/2027	1,225	1,365,875
Dominican Republic†	6.40%	6/5/2049	575	605,193
Total Dominican Republic				5,421,218

Ecuador 2.12%
Ecuador Government International Bond†	Zero Coupon	7/31/2030	796	451,860
Ecuador Government International Bond†	0.50%	7/31/2040	2,970	1,746,525
Ecuador Government International Bond†	1.00%	7/31/2035	625	413,281
Ecuador Government International Bond†	5.00%	7/31/2030	2,158	1,793,464
Total Ecuador				4,405,130

Egypt 3.25%
Republic of Egypt†	3.875%	2/16/2026	3,400	3,188,690
Republic of Egypt†	5.80%	9/30/2027	1,000	963,985
Republic of Egypt†	7.30%	9/30/2033	1,000	923,580
Republic of Egypt†	7.903%	2/21/2048	920	774,350
Republic of Egypt†	8.75%	9/30/2051	1,000	897,080
Total Egypt				6,747,685

El Salvador 0.89%
Republic of EI Salvador†	6.375%	1/18/2027	550	336,881
Republic of EI Salvador†	7.65%	6/15/2035	950	545,062
Republic of EI Salvador†	8.25%	4/10/2032	1,575	976,500
Total El Salvador				1,858,443

Gabon 0.39%
Gabon Government International Bond†	7.00%	11/24/2031	832	817,440

See Notes to Financial Statements.	27

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Ghana 1.68%
Republic of Ghana†	6.375%	2/11/2027		$2,100	$1,777,535
Republic of Ghana†	7.625%	5/16/2029		730	610,663
Republic of Ghana	7.875%	3/26/2027		325	286,672
Republic of Ghana†	8.625%	4/7/2034		500	407,868
Republic of Ghana†	8.95%	3/26/2051		500	401,886
Total Ghana					3,484,624

Guatemala 0.65%
Republic of Guatemala†	4.375%	6/5/2027		625	657,662
Republic of Guatemala†	6.125%	6/1/2050		600	690,006
Total Guatemala					1,347,668

Indonesia 1.55%
Indonesia Government International Bond	3.05%	3/12/2051		1,700	1,682,167
Indonesia Government International Bond	3.50%	2/14/2050		500	517,873
Perusahaan Penerbit SBSN Indonesia III†	2.55%	6/9/2031		1,000	1,013,540
Total Indonesia					3,213,580

Ivory Coast 0.60%
Ivory Coast Government International Bond†(b)	4.875%	1/30/2032	EUR	615	675,356
Ivory Coast Government International Bond†	5.75%	12/31/2032		$573	576,958
Total Ivory Coast					1,252,314

Jamaica 0.21%
Jamaica Government International Bond	6.75%	4/28/2028		375	432,187

Jordan 0.24%
Kingdom of Jordan†	5.85%	7/7/2030		500	506,907

Kazakhstan 1.03%
Republic of Kazakhstan†(b)	1.50%	9/30/2034	EUR	500	569,534
Republic of Kazakhstan†	3.875%	10/14/2024		$422	453,180
Republic of Kazakhstan†	4.875%	10/14/2044		915	1,125,770
Total Kazakhstan					2,148,484

Kenya 1.31%
Kenya Government International Bond†	7.25%	2/28/2028		689	743,321
Kenya Government International Bond†	8.25%	2/28/2048		450	458,491
Republic of Kenya†	6.30%	1/23/2034		1,000	984,446
Republic of Kenya†	7.00%	5/22/2027		500	529,235
Total Kenya					2,715,493

Lebanon 0.10%
Republic of Lebanon(c)	6.65%	2/26/2030		1,948	207,579

28	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Mexico 1.33%
United Mexican States	2.659%	5/24/2031	$714	$698,299
United Mexican States	3.771%	5/24/2061	930	859,213
United Mexican States	4.50%	1/31/2050	1,130	1,200,625
Total Mexico				2,758,137

Mongolia 0.42%
Development Bank of Mongolia LLC†	7.25%	10/23/2023	822	867,294

Morocco 0.67%
Morocco Government International Bond†	3.00%	12/15/2032	970	928,455
Morocco Government International Bond†	4.00%	12/15/2050	500	455,000
Total Morocco				1,383,455

Nigeria 2.27%
Republic of Nigeria†	6.50%	11/28/2027	2,150	2,151,602
Republic of Nigeria†	7.375%	9/28/2033	1,730	1,653,534
Republic of Nigeria†	9.248%	1/21/2049	900	919,379
Total Nigeria				4,724,515

Oman 2.79%
Oman Government International Bond†	4.75%	6/15/2026	3,550	3,660,749
Oman Government International Bond†	6.75%	1/17/2048	1,000	1,019,713
Oman Government International Bond†	7.00%	1/25/2051	300	314,844
Oman Sovereign Sukuk Co.†	4.875%	6/15/2030	760	809,400
Total Oman				5,804,706

Panama 2.11%
Republic of Panama	2.252%	9/29/2032	1,300	1,235,975
Republic of Panama	3.87%	7/23/2060	1,010	1,013,787
Republic of Panama	4.50%	4/16/2050	1,475	1,628,415
Republic of Panama	4.50%	4/1/2056	460	508,420
Total Panama				4,386,597

Paraguay 0.76%
Republic of Paraguay†	5.40%	3/30/2050	1,375	1,576,094

Peru 1.55%
Republic of Peru	1.862%	12/1/2032	1,000	915,010
Republic of Peru	2.78%	12/1/2060	465	409,205
Republic of Peru	3.00%	1/15/2034	1,900	1,897,150
Total Peru				3,221,365

See Notes to Financial Statements.	29

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Philippines 1.28%
Philippine Government International Bond	2.65%	12/10/2045		$2,800	$2,657,478

Qatar 2.98%
State of Qatar†	3.25%	6/2/2026		2,359	2,515,234
State of Qatar†	4.00%	3/14/2029		1,650	1,862,710
State of Qatar	4.40%	4/16/2050		500	622,218
State of Qatar†	4.40%	4/16/2050		950	1,182,214
Total Qatar					6,182,376

Romania 0.97%
Romanian Government International Bond†(b)	2.625%	12/2/2040	EUR	1,000	1,017,735
Romanian Government International Bond†	4.00%	2/14/2051		$1,000	1,003,108
Total Romania					2,020,843

Russia 1.64%
Russian Federation†	4.25%	6/23/2027		800	866,349
Russian Federation†	5.25%	6/23/2047		2,000	2,537,040
Total Russia					3,403,389

Saudi Arabia 1.90%
Saudi International Bond†	2.50%	2/3/2027		1,500	1,549,597
Saudi International Bond†	3.25%	10/26/2026		500	533,446
Saudi International Bond†	3.625%	3/4/2028		1,702	1,856,678
Total Saudi Arabia					3,939,721

Senegal 0.66%
Republic of Senegal†	6.25%	5/23/2033		1,100	1,134,930
Senegal Government International Bond†(b)	5.375%	6/8/2037	EUR	220	238,337
Total Senegal					1,373,267

South Africa 4.09%
KSA Sukuk Ltd.†	2.25%	5/17/2031		$1,000	992,957
Republic of South Africa	4.30%	10/12/2028		2,870	2,919,077
Saudi International Bond†	3.25%	11/17/2051		500	494,062
Saudi International Bond†	3.45%	2/2/2061		2,700	2,731,914
South Africa Government International Bond	5.75%	9/30/2049		1,400	1,349,950
Total South Africa					8,487,960

Sri Lanka 1.65%
Republic of Sri Lanka†(d)	5.75%	1/18/2022		1,200	1,091,352
Republic of Sri Lanka†	5.75%	4/18/2023		1,531	864,280
Republic of Sri Lanka†(d)	5.875%	7/25/2022		920	627,670
Republic of Sri Lanka†	6.75%	4/18/2028		1,130	575,690

30	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Sri Lanka (continued)
Republic of Sri Lanka†	7.55%	3/28/2030	$550	$276,375
Total Sri Lanka				3,435,367

Tunisia 0.30%
Banque Centrale de Tunisie International Bond	5.75%	1/30/2025	800	613,060

Turkey 3.45%
Republic of Turkey	4.25%	4/14/2026	2,100	1,887,354
Republic of Turkey	5.25%	3/13/2030	1,445	1,247,272
Republic of Turkey	5.75%	5/11/2047	1,250	1,013,240
Republic of Turkey	5.95%	1/15/2031	500	448,695
Republic of Turkey	6.35%	8/10/2024	1,625	1,602,412
Turkiye Ihracat Kredi Bankasi AS†	5.75%	7/6/2026	580	533,351
Turkiye Ihracat Kredi Bankasi AS†	6.125%	5/3/2024	450	441,419
Total Turkey				7,173,743

Ukraine 1.89%
Ukraine Government†	7.253%	3/15/2033	730	646,787
Ukraine Government†	7.375%	9/25/2032	2,306	2,064,170
Ukraine Government†	8.994%	2/1/2024	1,220	1,221,767
Total Ukraine				3,932,724

United Arab Emirates 2.90%
Abu Dhabi Government International Bond†	1.70%	3/2/2031	1,989	1,937,535
Abu Dhabi Government International Bond†	1.875%	9/15/2031	1,000	987,557
Abu Dhabi Government International Bond†	3.125%	9/30/2049	2,000	2,046,876
UAE International Government Bond†	3.25%	10/19/2061	1,000	1,044,759
Total United Arab Emirates				6,016,727

Uruguay 1.70%
Republic of Uruguay	4.375%	1/23/2031	400	461,504
Republic of Uruguay	4.975%	4/20/2055	1,428	1,877,835
Republic of Uruguay	5.10%	6/18/2050	896	1,187,025
Total Uruguay				3,526,364

Uzbekistan 0.53%
Republic of Uzbekistan†	3.70%	11/25/2030	500	481,089
Republic of Uzbekistan†	4.75%	2/20/2024	600	625,378
Total Uzbekistan				1,106,467
Total Foreign Government Obligations (cost $143,004,815)				137,454,506
Total Long-Term Investments (cost $204,405,418)				199,872,039

See Notes to Financial Statements.	31

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Investments	Principal Amount (000)	Fair Value
OPTIONS PURCHASED 0.00%
Total Options Purchased (cost $54,825)		$1,063

SHORT-TERM INVESTMENTS 3.08%

Repurchase Agreements 3.08%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $6,621,900 of U.S. Treasury Note at 1.125% due 08/31/2028; value: $6,521,555; proceeds: $6,393,632 (cost $6,393,632)	$6,394	6,393,632
Total Investments in Securities 99.29% (cost $210,853,875)		206,266,734
Other Assets and Liabilities – Net(e) 0.71%		1,473,236
Net Assets 100.00%		$207,739,970

EUR	Euro.
CMT	Constant Maturity Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2021, the total value of Rule 144A securities was $145,486,625, which represents 70.03% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2021.
(a)	Security is perpetual in nature and has no stated maturity.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Defaulted (non-income producing security).
(d)	Security has been fully or partially segregated for open reverse repurchase agreements as of December 31, 2021 (See Note 2(o)).
(e)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts, purchased options and written options as follows:

OTC Options Purchased at December 31, 2021:

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Notional Amount	Value
USD vs BRL, Call	Morgan Stanley	2,500,000	1/14/2022	$6.00	$2,500,000	$1,063

Open OTC Written Options at December 31, 2021:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation
USD vs BRL, Call	Morgan Stanley	$6.50	1/14/2022	2,500,000	$(2,500,000)	$(23)	$(16,663)	$16,640

32	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS BOND FUND December 31, 2021

Open Forward Foreign Currency Exchange Contracts at December 31, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Russian ruble	Buy	Goldman Sachs	1/18/2022	23,300,000	$321,337	$310,119	$(11,218)
Euro	Sell	Morgan Stanley	3/10/2022	2,254,000	2,563,896	2,569,581	(5,685)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(16,903)

Open Futures Contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
Euro-Bund	March 2022	8	Short	EUR	(1,387,643)	EUR	(1,370,960)	$18,994
Euro-Buxl	March 2022	3	Short		(638,814)		(620,220)	21,170
U.S. Long Bond	March 2022	137	Long		$21,753,296		$21,979,938	226,642
Total Unrealized Appreciation on Open Futures Contracts								$266,806

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2022	129	Short		$(18,652,815)		$(18,890,438)	$(237,623)
U.S. 2-Year Treasury Note	March 2022	94	Long		20,532,471		20,508,156	(24,315)
U.S. 5-Year Treasury Note	March 2022	126	Short		(15,178,868)		(15,243,047)	(64,179)
U.S. Ultra Treasury Bond	March 2022	36	Short		(6,987,025)		(7,096,500)	(109,475)
Total Unrealized Depreciation on Open Futures Contracts								$(435,592)

Reverse Repurchase Agreements Payable as of December 31, 2021:

Counterparty	Principal	Counterparty Held by Collateral	Interest Rate(1)	Trade Date	Maturity Date(2)	Fair Value(3)
Barclays Bank PLC	$122,981	$200,000 principal, Republic of Sri Lanka at 5.875% due 7/25/2022, $136,450 fair value	(10.00%)	12/10/2021	On Demand	$122,229
Barclays Bank PLC	939,236	$1,200,000 principal, Republic of Sri Lanka at 5.75% due 1/18/2022, $1,091,352 fair value	(15.00%)	12/14/2021	On Demand	932,192
Total						$1,054,421

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreement is presented net of interest receivable of $7,796.

See Notes to Financial Statements.	33

Schedule of Investments (concluded)

EMERGING MARKETS BOND FUND December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$62,417,533	$–	$62,417,533
Foreign Government Obligations	–	137,454,506	–	137,454,506
OTC Options Purchased	–	1,063	–	1,063
Short-Term Investments
Repurchase Agreements	–	6,393,632	–	6,393,632
Total	$–	$206,266,734	$–	$206,266,734
Other Financial Instruments
OTC Written Options
Assets	$–	$–	$–	$–
Liabilities	–	(23)	–	(23)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(16,903)	–	(16,903)
Futures Contracts
Assets	266,806	–	–	266,806
Liabilities	(435,592)	–	–	(435,592)
Reverse Repurchase Agreements
Assets	–	–	–	–
Liabilities	(1,054,421)	–	–	(1,054,421)
Total	$(1,223,207)	$(16,926)	$–	$(1,240,133)

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

34	See Notes to Financial Statements.

Schedule of Investments

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments			Shares (000)	Fair Value
LONG-TERM INVESTMENTS 98.03%

COMMON STOCKS 0.24%

China 0.13%
Automobiles 0.09%
BYD Co. Ltd.(a)			HKD 2	$66,566
Internet & Direct Marketing Retail 0.04%
JD.com, Inc. Class A*(a)			HKD 1	34,625
Total China				101,191

Hong Kong 0.06%
Marine
Orient Overseas International Ltd.(a)			HKD 2	46,901

Russia 0.05%
Oil, Gas & Consumable Fuels
Gazprom PJSC ADR			4	38,653
Total Common Stocks (cost $199,648)				186,745

	Interest Rate	Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 1.11%

Canada 0.08%
Internet
Shopify, Inc.	0.125%	11/1/2025	$ 47	58,867

China 0.12%
Internet
Weibo Corp.	1.25%	11/15/2022	98	96,040

Taiwan 0.06%
Internet
Sea Ltd.	2.375%	12/1/2025	19	48,688

United Arab Emirates 0.25%
Oil & Gas
Abu Dhabi National Oil Co.	0.70%	6/4/2024	200	196,760

See Notes to Financial Statements.	35

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
United States 0.60%
Airlines 0.08%
JetBlue Airways Corp.†	0.50%		4/1/2026	$70	$65,605
Auto Manufacturers 0.13%
Tesla, Inc.	2.00%		5/15/2024	6	102,128
Diversified Financial Services 0.10%
Coinbase Global, Inc.†	0.50%		6/1/2026	74	79,587
Energy-Alternate Sources 0.07%
SolarEdge Technologies, Inc.	Zero Coupon		9/15/2025	43	54,717
Internet 0.14%
Airbnb, Inc.†	Zero Coupon		3/15/2026	62	60,822
Snap, Inc.	0.75%		8/1/2026	23	49,877
					110,699
Semiconductors 0.08%
ON Semiconductor Corp.†	Zero Coupon		5/1/2027	43	62,780
Total United States					475,516
Total Convertible Bonds (cost $927,890)					875,871

CORPORATE BONDS 92.70%

Argentina 1.40%
Electric 0.50%
Pampa Energia SA†	7.50%		1/24/2027	200	172,960
Pampa Energia SA†	9.125%		4/15/2029	250	221,297
					394,257
Energy-Alternate Sources 0.16%
YPF Energia Electrica SA†	10.00%		7/25/2026	142	127,404
Food 0.09%
Arcor SAIC†	6.00%		7/6/2023	71	70,010
Oil & Gas 0.65%
YPF SA†	6.95%		7/21/2027	785	514,724
Total Argentina					1,106,395

Austria 0.79%
Food
JBS USA Food Co†	5.75%		1/15/2028	600	626,409

Brazil 3.86%
Banks 0.61%
Itau Unibanco Holding SA†	4.50% (5 Yr. Treasury CMT + 2.82%	)#	11/21/2029	250	249,177

36	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Brazil (continued)
Banks (continued)
Itau Unibanco Holding SA/Cayman Island†	4.625%
	(5 Yr. Treasury CMT + 3.22%	)#	–	(b)	$250	$234,631
						483,808
Chemicals 0.27%
Braskem Netherlands Finance BV†	4.50%		1/31/2030		200	213,046
Diversified Financial Services 0.24%
XP, Inc.†	3.25%		7/1/2026		200	192,015
Food 0.24%
MARB BondCo plc†	3.95%		1/29/2031		200	191,326
Forest Products & Paper 0.25%
Suzano Austria GmbH	3.75%		1/15/2031		192	195,454
Iron-Steel0.27%
CSN Inova Ventures†	6.75%		1/28/2028		200	210,841
Mining 0.54%
Nexa Resources SA†	5.375%		5/4/2027		400	424,904
Oil & Gas 1.08%
MC Brazil Downstream Trading Sarl†	7.25%		6/30/2031		411	409,851
Petrobras Global Finance BV	5.50%		6/10/2051		484	449,866
						859,717
Transportation 0.36%
Rumo Luxembourg Sarl†	4.20%		1/18/2032		300	283,500
Total Brazil						3,054,611

British Virgin Islands 0.60%
Chemicals
Tianqi Finco Co. Ltd.	3.75%		11/28/2022		500	474,505

Canada 0.10%
Oil & Gas
MEG Energy Corp.†	5.875%		2/1/2029		73	76,530

Cayman Islands 0.27%
Real Estate
MAF Sukuk Ltd.	4.50%		11/3/2025		200	217,000

Chile 4.47%
Banks 0.79%
Banco de Credito e Inversiones SA†	3.50%		10/12/2027		200	213,702
Banco del Estado de Chile†	2.704%		1/9/2025		200	204,469

See Notes to Financial Statements.	37

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chile (continued)
Banks (continued)
Banco Santander Chile†	2.70%	1/10/2025	$200	$204,463
				622,634
Chemicals 0.25%
Sociedad Quimica y Minera de Chile SA†	3.50%	9/10/2051	200	194,039
Electric 1.08%
Alfa Desarrollo SpA†	4.55%	9/27/2051	250	247,155
Colbun SA†	3.15%	1/19/2032	400	396,374
Engie Energia Chile SA†	4.50%	1/29/2025	200	213,296
				856,825
Engineering & Construction 0.38%
ATP Tower Holdings LLC/Andean Tower Partners
Colombia SAS/Andean Telecom Par†	4.05%	4/27/2026	300	299,130
Forest Products & Paper 0.50%
Inversiones CMPC SA†	3.00%	4/6/2031	400	392,578
Media 0.26%
VTR Finance NV†	6.375%	7/15/2028	200	208,292
Mining 0.71%
Antofagasta plc†	2.375%	10/14/2030	200	190,287
Corp. Nacional del Cobre de Chile†	3.75%	1/15/2031	350	373,380
				563,667
Pipelines 0.25%
GNL Quintero SA†	4.634%	7/31/2029	188	200,062
Telecommunications 0.25%
Telefonica Moviles Chile SA†	3.537%	11/18/2031	200	199,475
Total Chile				3,536,702

China 6.02%
Gas 0.50%
ENN Clean Energy International Investment Ltd.†	3.375%	5/12/2026	400	398,039
Internet 1.93%
Baidu, Inc.	2.375%	10/9/2030	200	194,761
Baidu, Inc.	2.375%	8/23/2031	270	260,333
Meituan †	2.125%	10/28/2025	300	289,314
Prosus NV†	3.832%	2/8/2051	400	374,038
Weibo Corp.	3.50%	7/5/2024	400	412,134
				1,530,580

38	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
China (continued)
Investment Companies 1.52%
Huarong Finance 2017 Co. Ltd.	4.50% (5 Yr. Treasury CMT + 7.77%	)#	–	(b)	$600	$603,000
Huarong Finance 2017 Co. Ltd.	4.75%		4/27/2027		200	206,750
Huarong Finance 2019 Co. Ltd.	1.295% (3 Mo. LIBOR + 1.13%	)#	2/24/2023		200	196,000
Huarong Finance 2019 Co. Ltd.	3.875%		11/13/2029		200	195,442
						1,201,192
Real Estate 1.57%
Country Garden Holdings Co. Ltd.	3.30%		1/12/2031		250	213,822
Franshion Brilliant Ltd.	4.25%		7/23/2029		200	191,126
Logan Group Co. Ltd.	4.85%		12/14/2026		200	182,050
Shimao Group Holdings Ltd.	3.45%		1/11/2031		200	119,800
Shimao Group Holdings Ltd.	5.20%		1/16/2027		200	122,500
Sunac China Holdings Ltd.	6.50%		1/26/2026		450	281,250
Zhenro Properties Group Ltd.	6.63%		1/7/2026		200	128,750
						1,239,298
Telecommunications 0.50%
Xiaomi Best Time International Ltd.	2.875%		7/14/2031		200	196,321
Xiaomi Best Time International Ltd.†	4.10%		7/14/2051		200	203,435
						399,756
Total China						4,768,865

Colombia 4.67%
Banks 0.80%
Banco de Bogota SA†	6.25%		5/12/2026		400	432,538
Bancolombia SA	4.625% (5 Yr. Treasury CMT + 2.94%	)#	12/18/2029		200	200,303
						632,841
Diversified Financial Services 0.27%
SURA Asset Management SA†	4.375%		4/11/2027		200	215,608
Oil & Gas 2.32%
Canacol Energy Ltd.†	5.75%		11/24/2028		327	325,887
Ecopetrol SA	4.125%		1/16/2025		235	239,130
Ecopetrol SA	4.625%		11/2/2031		275	267,853
Ecopetrol SA	5.875%		11/2/2051		467	438,265
SierraCol Energy Andina LLC†	6.00%		6/15/2028		600	564,843
						1,835,978

See Notes to Financial Statements.	39

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Colombia (continued)
Pipelines 0.56%
AI Candelaria Spain SLU†	5.75%		6/15/2033		$250	$242,226
Oleoducto Central SA†	4.00%		7/14/2027		200	199,100
						441,326
Telecommunications 0.72%
Millicom International Cellular S.A.†	4.50%		4/27/2031		566	571,108
Total Colombia						3,696,861

Dominican Republic 0.65%
Electric 0.39%
AES Andres B.V.†	5.70%		5/4/2028		300	305,676
Energy-Alternate Sources 0.26%
Empresa Generadora de Electricidad Haina SA†	5.625%		11/8/2028		208	209,857
Total Dominican Republic						515,533

Georgia 0.25%
Transportation
Georgian Railway JSC†	4.00%		6/17/2028		200	201,020

Ghana 0.87%
Oil & Gas
Kosmos Energy Ltd.†	7.50%		3/1/2028		514	483,731
Tullow Oil plc†	10.25%		5/15/2026		200	202,339
Total Ghana						686,070

Guatemala 0.54%
Energy-Alternate Sources
Investment Energy Resources Ltd.†	6.25%		4/26/2029		400	430,088

Hong Kong 1.08%
Banks 0.54%
Bank of China Hong Kong Ltd.†	5.90% (5 Yr. Treasury CMT + 3.04%	)#	–	(b)	400	429,056
Holding Companies-Diversified 0.27%
CK Hutchison International 17 Ltd.†	3.50%		4/5/2027		200	214,837
Real Estate 0.27%
Swire Properties MTN Financing Ltd.	3.625%		1/13/2026		200	213,088
Total Hong Kong						856,981

40	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
India 6.78%
Banks 0.38%
Axis Bank Ltd/Gift City†	4.10% (5 Yr. Treasury CMT + 3.32%	)#	–	(b)	$300	$298,697
Commercial Services 0.40%
Adani Ports & Special Economic Zone Ltd.†	5.00%		8/2/2041		300	313,938
Computers 0.63%
CA Magnum Holdings†	5.375%		10/31/2026		200	207,250
Wipro IT Services LLC†	1.50%		6/23/2026		300	293,558
						500,808
Diversified Financial Services 0.52%
Power Finance Corp. Ltd.†	3.95%		4/23/2030		400	414,231
Electric 1.68%
Adani Transmission Ltd.†	4.00%		8/3/2026		600	631,133
Greenko Investment Co.†	4.875%		8/16/2023		200	202,325
JSW Hydro Energy Ltd.†	4.125%		5/18/2031		193	192,810
ReNew Wind Energy AP2/ReNew Power Pvt Ltd.
other 9 Subsidiaries†	4.50%		7/14/2028		300	301,081
						1,327,349
Energy-Alternate Sources 0.63%
Azure Power Energy Ltd.†	3.575%		8/19/2026		300	303,450
Greenko Dutch BV†	3.85%		3/29/2026		197	199,435
						502,885
Engineering & Construction 0.85%
GMR Hyderabad International Airport Ltd.†	4.25%		10/27/2027		400	387,636
Summit Digitel Infrastructure Pvt Ltd.†	2.875%		8/12/2031		300	289,410
						677,046
Iron-Steel0.78%
JSW Steel Ltd.†	5.05%		4/5/2032		200	197,089
JSW Steel Ltd.	5.375%		4/4/2025		400	419,793
						616,882
Mining 0.91%
Vedanta Resources Ltd.†	6.125%		8/9/2024		600	522,750
Vedanta Resources Ltd.†	6.375%		7/30/2022		200	197,966
						720,716
Total India						5,372,552

See Notes to Financial Statements.	41

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Indonesia 2.51%
Coal 0.33%
Indika Energy Capital IV Pte Ltd.	8.25%		10/22/2025		$250	$260,313
Electric 1.68%
Cikarang Listrindo Tbk PT†	4.95%		9/14/2026		400	408,100
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara†	3.00%		6/30/2030		700	695,754
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak†	4.85%		10/14/2038		200	221,639
						1,325,493
Mining 0.25%
Bukit Makmur Mandiri Utama PT†	7.75%		2/10/2026		200	198,801
Oil & Gas 0.25%
Medco Bell Pte Ltd.†	6.375%		1/30/2027		200	199,700
Total Indonesia						1,984,307

Ireland 0.75%
Banks
Alfa Bank AO Via Alfa Bond Issuance plc†	5.50% (5 Yr. Treasury CMT + 4.55%	)#	10/26/2031		300	299,022
Alfa Bank AO Via Alfa Bond Issuance plc†	5.90% (5 Yr. Treasury CMT + 4.57%	)#	–	(b)	300	299,250
Total Ireland						598,272

Israel 2.86%
Banks 0.51%
Bank Hapoalim BM†	3.255% (5 Yr. Treasury CMT + 2.16%	)#	1/21/2032		200	199,000
Bank Leumi Le-Israel BM†	3.275% (5 Yr. Treasury CMT + 1.63%	)#	1/29/2031		200	200,750
						399,750
Electric 0.35%
Israel Electric Corp. Ltd.†	4.25%		8/14/2028		250	275,162
Pharmaceuticals 2.00%
Teva Pharmaceutical Finance Netherlands III BV	3.15%		10/1/2026		779	733,483
Teva Pharmaceutical Finance Netherlands III BV	4.10%		10/1/2046		292	247,197
Teva Pharmaceutical Finance Netherlands III BV	5.125%		5/9/2029		350	343,718

42	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Israel (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV	6.00%		4/15/2024		$250	$262,270
						1,586,668
Total Israel						2,261,580

Jamaica 0.57%
Telecommunications
Digicel Group Holdings Ltd. PIK 2.00%	10.00%		4/1/2024		260	253,465
Digicel International Finance Ltd./Digicel international Holdings Ltd.	8.75%		5/25/2024		192	197,242
Total Jamaica						450,707

Kazakhstan 0.76%
Oil & Gas
Tengizchevroil Finance Co. International Ltd.†	3.25%		8/15/2030		600	600,735

Kuwait 2.14%
Banks 1.38%
NBK SPC Ltd.†	1.625% (SOFR + 1.05%	)#	9/15/2027		600	585,732
NBK SPC Ltd.†	2.75%		5/30/2022		200	201,869
NBK Tier 1 Financing 2 Ltd.†	4.50% (6 Yr. Swap rate + 2.83%	)#	–	(b)	300	306,405
						1,094,006
Chemicals 0.76%
Equate Petrochemical BV†	2.625%		4/28/2028		600	602,250
Total Kuwait						1,696,256

Luxembourg 1.35%
Banks 0.59%
Sberbank of Russia Via SB Capital SA†	5.25%		5/23/2023		450	466,380
Telecommunications 0.27%
Altice France Holding SA†	10.50%		5/15/2027		200	215,282
Transportation 0.23%
Hidrovias International Finance SARL†	4.95%		2/8/2031		200	182,942
Water 0.26%
Aegea Finance Sarl†	5.75%		10/10/2024		200	205,661
Total Luxembourg						1,070,265

Macau 1.44%
Lodging
MGM China Holdings Ltd.†	4.75%		2/1/2027		200	198,321
Sands China Ltd.†	3.25%		8/8/2031		200	188,199

See Notes to Financial Statements.	43

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Macau (continued)
Lodging (continued)
Sands China Ltd.	3.80%		1/8/2026		$335	$337,075
Wynn Macau Ltd.†	5.625%		8/26/2028		450	417,375
Total Macau						1,140,970

Malaysia 0.26%
Oil & Gas
Petronas Capital Ltd.†	3.404%		4/28/2061		200	206,230

Mexico 6.80%
Auto Parts & Equipment 0.49%
Nemak SAB de CV†	3.625%		6/28/2031		400	390,574
Banks 1.53%
Banco Mercantil del Norte SA/Grand Cayman†	6.625% (10 Yr. Treasury CMT + 5.03%	)#	–	(b)	250	249,250
Banco Nacional de Comercio Exterior SNC†	2.72% (5 Yr. Treasury CMT + 2.00%	)#	8/11/2031		200	198,002
BBVA Bancomer SA†	5.125% (5 Yr. Treasury CMT + 2.65%	)#	1/18/2033		450	462,539
BBVA Bancomer SA/Texas†	1.875%		9/18/2025		300	297,767
						1,207,558
Building Materials 1.02%
Cemex SAB de CV†	3.875%		7/11/2031		600	598,749
Cemex SAB de CV†	5.125% (5 Yr. Treasury CMT + 4.53%	)#	–	(b)	200	207,349
						806,098
Chemicals 0.76%
Braskem Idesa SAPI†	7.45%		11/15/2029		200	207,557
Orbia Advance Corp. SAB de CV†	1.875%		5/11/2026		200	197,289
Orbia Advance Corp. SAB de CV	2.875%		5/11/2031		200	197,163
						602,009
Food 0.26%
Grupo KUO SAB De CV†	5.75%		7/7/2027		200	206,052
Mining 0.54%
Fresnillo plc†	4.25%		10/2/2050		200	209,840
Minera Mexico SA de CV†	4.50%		1/26/2050		200	218,825
						428,665

44	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Mexico (continued)
Oil & Gas 0.83%
Petroleos Mexicanos†	6.70%		2/16/2032		$535	$541,408
Petroleos Mexicanos	6.75%		9/21/2047		131	116,521
						657,929
Real Estate 0.50%
Corp. Inmobiliaria Vesta SAB de CV†	3.625%		5/13/2031		400	392,574
REITS 0.87%
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332†	4.375%		7/22/2031		500	479,842
Trust Fibra Uno†	4.869%		1/15/2030		200	211,536
						691,378
Total Mexico						5,382,837

Morocco 1.07%
Chemicals
OCP SA†	3.75%		6/23/2031		868	845,988

Netherlands 1.17%
Electric 0.52%
Minejesa Capital BV†	4.625%		8/10/2030		400	412,304
Media 0.31%
Summer BidCo BV PIK 9.75%†(a)	9.00%		11/15/2025	EUR	210	244,609
Transportation 0.34%
Kazakhstan Temir Zholy Finance BV†	6.95%		7/10/2042		$200	267,340
Total Netherlands						924,253

Oman 0.90%
Oil & Gas
OQ SAOC†	5.125%		5/6/2028		700	713,396

Panama 1.75%
Banks 0.96%
Global Bank Corp.†	5.25% (3 Mo. LIBOR + 3.30%	)#	4/16/2029		540	559,894
Multibank Inc†	4.375%		11/9/2022		200	203,963
						763,857
Electric 0.26%
AES Panama Generation Holdings SRL†	4.375%		5/31/2030		200	208,560
Engineering & Construction 0.27%
Aeropuerto Internacional de Tocumen SA†	5.125%		8/11/2061		200	210,087
Media 0.26%
Cable Onda SA†	4.50%		1/30/2030		200	205,655
Total Panama						1,388,159

See Notes to Financial Statements.	45

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Paraguay 0.77%
Banks 0.25%
Banco Continental SAECA†	2.75%		12/10/2025		$200	$194,463
Telecommunications 0.52%
Telefonica Celular del Paraguay SA†	5.875%		4/15/2027		400	414,400
Total Paraguay						608,863

Peru 3.18%
Banks 0.63%
Banco BBVA Peru SA	5.00%		8/26/2022		200	204,826
Banco de Credito del Peru†	3.25% (5 Yr. Treasury CMT + 2.45%	)#	9/30/2031		300	296,684
						501,510
Diversified Financial Services 0.25%
Intercorp Peru Ltd.†	3.875%		8/15/2029		200	194,843
Gas 0.52%
Gas Natural de Lima y Callao SA†	4.375%		4/1/2023		400	414,190
Mining 0.52%
Minsur SA†	4.50%		10/28/2031		400	409,106
Oil & Gas 0.25%
Hunt Oil Co. of Peru LLC Sucursal Del Peru†	6.375%		6/1/2028		192	193,995
Packaging & Containers 0.49%
SAN Miguel Industrias Pet SA / NG PET R&P Latin America SA†	3.50%		8/2/2028		400	391,952
Pipelines 0.27%
Transportadora de Gas del Peru SA†	4.25%		4/30/2028		200	212,046
Retail 0.25%
InRetail Consumer†	3.25%		3/22/2028		200	198,289
Total Peru						2,515,931

Philippines 0.79%
Commercial Services 0.53%
Royal Capital BV	4.875% (5 Yr. Treasury CMT + 5.93%	)#	–	(b)	400	417,200
Holding Companies-Diversified 0.26%
San Miguel Corp.	5.50% (5 Yr. Treasury CMT + 10.24%	)#	–	(b)	200	205,000
Total Philippines						622,200

46	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Poland 0.27%
Packaging & Containers
CANPACK SA/Eastern PA Land Investment Holding LLC†	3.125%	11/1/2025	$214	$214,226

Qatar 3.18%
Banks 1.29%
QIB Sukuk Ltd.	1.95%	10/27/2025	300	301,536
QNB Finance Ltd.	2.625%	5/12/2025	400	411,362
QNB Finance Ltd.	2.75%	2/12/2027	300	308,545
				1,021,443
Gas 0.21%
Nakilat, Inc.†	6.267%	12/31/2033	137	168,981
Oil & Gas 0.65%
Qatar Petroleum†	3.30%	7/12/2051	500	516,514
Telecommunications 1.03%
Ooredoo International Finance Ltd.†	2.625%	4/8/2031	400	402,451
Ooredoo International Finance Ltd.†	3.25%	2/21/2023	400	410,509
				812,960
Total Qatar				2,519,898

Russia 2.34%
Chemicals 0.41%
Phosagro OAO Via Phosagro Bond Funding DAC†	2.60%	9/16/2028	330	321,235
Oil & Gas 1.93%
Gazprom PJSC via Gaz Finance plc	2.95%	1/27/2029	979	938,103
Lukoil Capital DAC†	3.60%	10/26/2031	400	390,374
Lukoil Securities BV†	3.875%	5/6/2030	200	204,006
				1,532,483
Total Russia				1,853,718

Saudi Arabia 1.97%
Chemicals 0.24%
SABIC Capital I BV	2.15%	9/14/2030	200	192,257
Electric 0.30%
Acwa Power Management And Investments One Ltd.†	5.95%	12/15/2039	200	237,248
Oil & Gas 1.43%
SA Global Sukuk Ltd.†	2.694%	6/17/2031	450	453,478
Saudi Arabian Oil Co.	3.50%	4/16/2029	200	214,133
Saudi Arabian Oil Co.†	4.375%	4/16/2049	400	464,542
				1,132,153
Total Saudi Arabia				1,561,658

See Notes to Financial Statements.	47

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Singapore 1.01%
Banks 0.75%
DBS Group Holdings Ltd.	1.822% (5 Yr. Treasury CMT + 1.10%	)#	3/10/2031	$600	$593,577
Diversified Financial Services 0.26%
BOC Aviation Ltd.†	3.00%		9/11/2029	200	204,735
Total Singapore					798,312

South Africa 2.39%
Chemicals 0.57%
Sasol Financing USA LLC	5.50%		3/18/2031	450	454,473
Commercial Services 0.38%
Bidvest Group UK plc (The)†	3.625%		9/23/2026	300	299,385
Electric 1.44%
Eskom Holdings SOC Ltd.†	6.75%		8/6/2023	600	617,537
Saudi Electricity Global Sukuk Co. 3†	5.50%		4/8/2044	400	518,798
					1,136,335
Total South Africa					1,890,193

South Korea 3.56%
Banks 1.32%
KEB Hana Bank†	4.375%		9/30/2024	200	214,586
Kookmin Bank†	1.75%		5/4/2025	200	201,882
Kookmin Bank	2.50%		11/4/2030	200	196,711
Woori Bank†	4.75%		4/30/2024	400	429,369
					1,042,548
Chemicals 0.99%
LG Chem Ltd.†	2.375%		7/7/2031	800	787,743
Iron-Steel 0.26%
POSCO†	2.50%		1/17/2025	200	205,166
Semiconductors 0.99%
SK Hynix, Inc.†	1.50%		1/19/2026	800	783,396
Total South Korea					2,818,853

Supranational 0.44%
Multi-National
African Export-Import Bank (The)†	2.634%		5/17/2026	350	352,257

Taiwan 0.25%
Semiconductors
TSMC Global Ltd.†	1.75%		4/23/2028	200	196,762

48	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Thailand 2.33%
Banks 1.04%
Bangkok Bank pcl†	5.00% (5 Yr. Treasury CMT + 4.73%	)#	–	(b)	$500	$519,515
Bangkok Bank PCL/Hong Kong†	3.466% (5 Yr. Treasury CMT + 2.15%	)#	9/23/2036		300	300,725
						820,240
Chemicals 0.51%
GC Treasury Center Co. Ltd.†	2.98%		3/18/2031		400	405,038
Oil & Gas 0.78%
PTTEP Treasury Center Co. Ltd.†	2.993%		1/15/2030		250	261,176
Thaioil Treasury Center Co. Ltd.†	2.50%		6/18/2030		200	187,392
Thaioil Treasury Center Co. Ltd.†	3.50%		10/17/2049		200	172,949
						621,517
Total Thailand						1,846,795

Turkey 3.90%
Banks 2.20%
QNB Finansbank AS†	6.875%		9/7/2024		400	407,940
Turkiye Garanti Bankasi AS†	5.875%		3/16/2023		700	702,992
Turkiye Sinai Kalkinma Bankasi AS†	5.875%		1/14/2026		200	184,252
Turkiye Vakiflar Bankasi TAO†	6.00%		11/1/2022		450	445,208
						1,740,392
Commercial Services 0.23%
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS†	9.50%		7/10/2036		200	185,456
Food 0.72%
Ulker Biskuvi Sanayi AS†	6.95%		10/30/2025		600	568,332
Holding Companies-Diversified 0.51%
KOC Holding AS†	5.25%		3/15/2023		400	402,625
Oil & Gas 0.24%
Turkiye Petrol Rafinerileri AS†	4.50%		10/18/2024		200	194,055
Total Turkey						3,090,860

Ukraine 0.97%
Agriculture
MHP Lux SA†	6.25%		9/19/2029		600	568,800
MHP Lux SA†	6.95%		4/3/2026		200	199,756
Total Ukraine						768,556

See Notes to Financial Statements.	49

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
United Arab Emirates 5.19%
Banks 0.92%
ADCB Finance Cayman Ltd.†	4.00%		3/29/2023		$200	$206,864
Fab Sukuk Co. Ltd.	2.50%		1/21/2025		300	309,878
First Abu Dhabi Bank PJSC	4.50% (5 Yr. Treasury CMT + 4.14%	)#	–	(b)	200	209,725
						726,467
Commercial Services 0.77%
DP World Ltd./United Arab Emirates†	4.70%		9/30/2049		200	218,532
DP World Ltd./United Arab Emirates†	6.85%		7/2/2037		300	395,856
						614,388
Electric 1.33%
Abu Dhabi National Energy Co. PJSC†	2.00%		4/29/2028		600	594,690
Abu Dhabi National Energy Co. PJSC†	4.00%		10/3/2049		200	228,565
Emirates Semb Corp. Water & Power Co. PJSC†	4.45%		8/1/2035		200	229,750
						1,053,005
Investment Companies 0.28%
MDGH - GMTN BV†	3.70%		11/7/2049		200	221,874
Pipelines 0.85%
Abu Dhabi Crude Oil Pipeline LLC†	4.60%		11/2/2047		400	474,259
Galaxy Pipeline Assets Bidco Ltd.†	3.25%		9/30/2040		200	202,625
						676,884
Real Estate 0.26%
MAF Global Securities Ltd.	5.50% (5 Yr. Swap rate + 3.48%	)#	–	(b)	200	203,122
Telecommunications 0.78%
Emirates Telecommunications Group Co. PJSC	3.50%		6/18/2024		200	211,992
VF Ukraine PAT via VFU Funding plc†	6.20%		2/11/2025		400	403,100
						615,092
Total United Arab Emirates						4,110,832

United Kingdom 1.45%
Mining 0.42%
AngloGold Ashanti Holdings plc	6.50%		4/15/2040		274	334,020
Oil & Gas 0.26%
Gazprom PJSC via Gaz Finance plc†	4.599% (5 Yr. Treasury CMT + 4.26%	)#	–	(b)	200	204,532
Retail 0.77%
CK Hutchison International 21 Ltd.	2.50%		4/15/2031		600	607,485
Total United Kingdom						1,146,037

50	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
United States 0.82%
Electric 0.23%
Terraform Global Operating LLC†	6.125%		3/1/2026	$180	$184,077
Oil & Gas 0.59%
Callon Petroleum Co.	6.375%		7/1/2026	166	157,873
Callon Petroleum Co.†	8.00%		8/1/2028	46	46,525
Kosmos Energy Ltd.†	7.75%		5/1/2027	200	191,340
Range Resources Corp.	8.25%		1/15/2029	66	73,705
					469,443
Total United States					653,520

Uruguay 0.26%
Retail
Arcos Dorados Holdings, Inc.†	5.875%		4/4/2027	200	207,086

Vietnam 0.66%
Electric
Mong Duong Finance Holdings BV†	5.125%		5/7/2029	536	520,022

Zambia 0.29%
Mining
First Quantum Minerals Ltd.†	7.50%		4/1/2025	220	226,594
Total Corporate Bonds (cost $73,394,604)					73,407,250

FLOATING RATE LOANS(c) 0.87%

Coal 0.09%
Peabody Energy Corporation 2018 Term Loan	2.851%		3/31/2025	77	69,349

Other 0.11%
Jindal Steel and Power Limited Term Loan	4.74% (3 Mo. LIBOR + 3.50%	)	3/31/2022	93	91,831

Software 0.67%
Grab Holdings Inc Term Loan B	5.50% (1 Mo. LIBOR + 4.50%	)	1/29/2026	378	380,330
Think & Learn Private Limited Term Loan B	6.25% (3 Mo. LIBOR + 5.50%	)	11/5/2026	147	149,408
Total					529,738
Total Floating Rate Loans (cost $663,279)					690,918

FOREIGN GOVERNMENT OBLIGATIONS 3.11%

Bahrain 0.49%
Kingdom of Bahrain†	5.45%		9/16/2032	400	389,350

See Notes to Financial Statements.	51

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Costa Rica 0.26%
Costa Rica Government†	4.375%	4/30/2025	$200	$204,150

Egypt 0.21%
Republic of Egypt†	7.903%	2/21/2048	200	168,337

Ghana 0.21%
Ghana Government International Bond†	6.375%	2/11/2027	200	169,289

Nigeria 0.32%
Republic of Nigeria†	6.50%	11/28/2027	250	250,186

Oman 0.39%
Oman Government International Bond†	4.75%	6/15/2026	300	309,359

Sri Lanka 0.23%
Republic of Sri Lanka†	5.75%	1/18/2022	200	181,892

Turkey 0.48%
Turkiye Ihracat Kredi Bankasi AS†	5.75%	7/6/2026	200	183,914
Turkiye Ihracat Kredi Bankasi AS†	6.125%	5/3/2024	200	196,186
Total Turkey				380,100

United Arab Emirates 0.52%
Abu Dhabi Government International Bond†	3.125%	9/30/2049	200	204,688
UAE International Government Bond†	3.25%	10/19/2061	200	208,952
Total United Arab Emirates				413,640
Total Foreign Government Obligations (cost $2,545,900)				2,466,303
Total Long-Term Investments (cost $77,731,321)				77,627,087

SHORT-TERM INVESTMENTS 0.42%

REPURCHASE AGREEMENTS 0.42%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $310,600 of U.S. Treasury Note at 2.875% due 8/15/2028; value: $342,788; proceeds: $336,035 (cost $336,035)			336	336,035
Total Investments in Securities 98.45% (cost $78,067,356)				77,963,122
Other Assets and Liabilities – Net(d) 1.55%				1,224,699
Net Assets 100.00%				$79,187,821

EUR	Euro.
HKD	Hong Kong Dollar.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.

52	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Over Night Financing Rate.

*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2021, the total value of Rule 144A securities was $60,029,082, which represents 75.81% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2021.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2021.
(d)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Open Forward Foreign Currency Exchange Contracts at December 31, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Russian ruble	Buy	Goldman Sachs	1/18/2022	8,600,000	$118,605	$114,465	$(4,140)
Euro	Sell	Morgan Stanley	3/10/2022	218,000	247,972	248,522	(550)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(4,690)

Open Futures Contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	March 2022	10	Long	$1,587,832	$1,604,375	$16,543

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2022	10	Short	$(1,289,825)	$(1,304,688)	$(14,863)
U.S. 10-Year Ultra Treasury Note	March 2022	48	Short	(6,941,439)	(7,029,000)	(87,561)
U.S. 2-Year Treasury Note	March 2022	48	Long	10,481,787	10,472,250	(9,537)
U.S. 5-Year Treasury Note	March 2022	37	Short	(4,457,287)	(4,476,133)	(18,846)
U.S. Ultra Treasury Bond	March 2022	1	Short	(194,084)	(197,125)	(3,041)
Total Unrealized Depreciation on Open Futures Contracts						$(133,848)

See Notes to Financial Statements.	53

Schedule of Investments (concluded)

EMERGING MARKETS CORPORATE DEBT FUND December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Oil, Gas & Consumable Fuels	$38,653	$–	$–	$38,653
Remaining Industries	–	148,092	–	148,092
Convertible Bonds	–	875,871	–	875,871
Corporate Bonds	–	73,407,250	–	73,407,250
Floating Rate Loans	–	690,918	–	690,918
Foreign Government Obligations	–	2,466,303	–	2,466,303
Short-Term Investments
Repurchase Agreements	–	336,035	–	336,035
Total	$38,653	$77,924,469	$–	$77,963,122
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(4,690)	–	(4,690)
Futures Contracts
Assets	16,543	–	–	16,543
Liabilities	(133,848)	–	–	(133,848)
Total	$(117,305)	$(4,690)	$–	$(121,995)

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

54	See Notes to Financial Statements.

Schedule of Investments

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 97.34%

ASSET-BACKED SECURITIES 6.93%

United States
Automobiles 0.88%
Avid Automobile Receivables Trust 2019-1 C†	3.14%		7/15/2026	$100	$101,802
Westlake Automobile Receivables Trust 2018-2A D†	4.00%		1/16/2024	4	3,506
					105,308
Credit Card 0.85%
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	100	102,588
Other 5.20%
Aqua Finance Trust 2021-A C†	3.14%		7/17/2046	100	99,398
Lendmark Funding Trust 2021-2A C†	3.09%		4/20/2032	100	100,301
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	49	51,421
OCP CLO Ltd. 2016-12A A1R†	1.242% (3 Mo. LIBOR + 1.12%	)#	10/18/2028	73	73,220
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	100	99,613
Venture CLO Ltd. 2018-33A A1LR†	1.184% (3 Mo. LIBOR + 1.06%	)#	7/15/2031	100	100,026
VERDE CLO Ltd. 2019-1A AR†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	100	100,016
					623,995
Total Asset-Backed Securities (cost $828,952)					831,891

CONVERTIBLE BONDS 0.22%

United States
Energy-Alternate Sources
Enphase Energy, Inc.†	Zero Coupon		3/1/2026	9	9,054
SolarEdge Technologies, Inc.	Zero Coupon		9/15/2025	7	8,907
Sunrun, Inc.†	Zero Coupon		2/1/2026	11	8,622
Total Convertible Bonds (cost $28,938)					26,583

CORPORATE BONDS 49.47%

Australia 0.88%
Electric 0.31%
Ausgrid Finance Pty Ltd.†	4.35%		8/1/2028	33	36,996

See Notes to Financial Statements.	55

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Australia (continued)
Mining 0.57%
FMG Resources August 2006 Pty Ltd.†	4.50%	9/15/2027		$17	$18,122
Glencore Funding LLC†	2.85%	4/27/2031		19	18,801
Glencore Funding LLC†	4.875%	3/12/2029		28	31,696
					68,619
Total Australia					105,615

Bermuda 0.98%
Insurance
PartnerRe Ireland Finance DAC(a)	1.25%	9/15/2026	EUR	100	117,820

Brazil 0.17%
Forest Products & Paper 0.05%
Suzano Austria GmbH	3.75%	1/15/2031		$6	6,108
Oil & Gas 0.12%
Petrobras Global Finance BV	5.60%	1/3/2031		13	13,790
Total Brazil					19,898

Canada 0.41%
Aerospace/Defense 0.10%
Bombardier, Inc.†	6.00%	2/15/2028		12	12,053
Airlines 0.10%
Air Canada†	3.875%	8/15/2026		12	12,256
Oil & Gas 0.21%
Cenovus Energy, Inc.	3.75%	2/15/2052		7	7,033
MEG Energy Corp.†	7.125%	2/1/2027		17	18,130
					25,163
Total Canada					49,472

Colombia 0.24%
Oil & Gas
Ecopetrol SA	4.625%	11/2/2031		30	29,220

France 0.98%
Commercial Services
IPD 3 BV†(a)	5.50%	12/1/2025	EUR	100	117,362

Germany 3.62%
Banks 0.63%
Kreditanstalt fuer Wiederaufbau	0.375%	7/18/2025		$78	75,985

56	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Germany (continued)
Building Materials 0.98%
PCF GmbH†(a)	4.75%	4/15/2026	EUR	100	$117,835
Forest Products & Paper 0.10%
Mercer International, Inc.	5.125%	2/1/2029		$12	12,277
Real Estate 0.98%
Aroundtown SA(a)	1.45%	7/9/2028	EUR	100	116,890
Transportation 0.93%
Hamburger Hochbahn AG(a)	0.125%	2/24/2031	EUR	100	111,612
Total Germany					434,599

Jersey 1.14%
Commercial Services
AA Bond Co. Ltd.(a)	2.75%	7/31/2023	GBP	100	136,510

Luxembourg 1.86%
Health Care-Services 0.93%
Eurofins Scientific SE(a)	0.875%	5/19/2031	EUR	100	112,053
Real Estate 0.93%
Vivion Investments Sarl(a)	3.00%	8/8/2024	EUR	100	111,801
Total Luxembourg					223,854

Mexico 0.40%
Oil & Gas
Petroleos Mexicanos†	6.70%	2/16/2032		$27	27,551
Petroleos Mexicanos	6.75%	9/21/2047		23	20,458
Total Mexico					48,009

Netherlands 2.81%
Diversified Financial Services 0.94%
LeasePlan Corp. NV(a)	0.25%	2/23/2026	EUR	100	113,068
Electric 0.95%
Ren Finance BV(a)	0.50%	4/16/2029	EUR	100	113,388
Food 0.92%
Mondelez International Holdings Netherlands BV(a)	0.625%	9/9/2032	EUR	100	110,676
Total Netherlands					337,132

Norway 0.97%
Internet
Adevinta ASA(a)	3.00%	11/15/2027	EUR	100	117,010

See Notes to Financial Statements.	57

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Puerto Rico 0.10%
Banks
Popular, Inc.	6.125%		9/14/2023		$11	$11,718

Romania 0.93%
Media
RCS & RDS SA†(a)	3.25%		2/5/2028	EUR	100	111,858

Spain 1.91%
Internet 0.94%
eDreams ODIGEO SA(a)	5.50%		9/1/2023	EUR	100	113,551
Telecommunications 0.97%
Lorca Telecom Bondco SAU†(a)	4.00%		9/18/2027	EUR	100	115,990
Total Spain						229,541

Supranational 3.14%
Multi-National
Asian Development Bank(a)	2.45%		1/17/2024	AUD	75	56,246
Inter-American Development Bank	0.25% (SOFR + .20%	)#	2/10/2026		$80	80,149
Inter-American Development Bank(a)	2.75%		10/30/2025	AUD	97	73,869
International Bank for Reconstruction & Development(a)	0.25%		1/29/2029	SEK	260	27,462
International Bank for Reconstruction & Development	0.34% (SOFR + .29%	)#	11/22/2028		$40	40,056
International Bank for Reconstruction & Development	0.42% (SOFR + .37%	)#	2/11/2031		30	30,218
International Bank for Reconstruction & Development(a)	1.20%		7/22/2026	CAD	35	27,256
International Finance Corp.(a)	0.375%		9/10/2025	NZD	65	41,077
Total Supranational						376,333

United Arab Emirates 1.64%
Pipelines
Galaxy Pipeline Assets Bidco Ltd.†	1.75%		9/30/2027		$196	196,354

United Kingdom 4.39%
Entertainment 1.13%
Pinewood Finance Co. Ltd.(a)	3.25%		9/30/2025	GBP	100	135,678
Oil & Gas 0.93%
Gazprom PJSC via Gaz Finance plc(a)	1.50%		2/17/2027	EUR	100	111,437

58	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
United Kingdom (continued)
Oil & Gas Services 0.07%
TechnipFMC plc†	6.50%		2/1/2026		$8	$8,567
Real Estate 1.13%
Canary Wharf Group Investment Holdings plc†(a)	2.625%		4/23/2025	GBP	100	136,187
Retail 1.13%
Punch Finance plc†(a)	6.125%		6/30/2026	GBP	100	135,459
Total United Kingdom						527,328

United States 22.90%
Advertising 0.20%
Clear Channel Outdoor Holdings, Inc.†	7.75%		4/15/2028		$12	12,858
Outfront Media Capital LLC/Outfront Media Capital Corp.†	4.25%		1/15/2029		11	11,037
						23,895
Aerospace/Defense 0.23%
TransDigm, Inc.	4.625%		1/15/2029		15	14,977
Triumph Group, Inc.	7.75%		8/15/2025		13	12,916
						27,893
Airlines 0.64%
American Airlines Group, Inc.†	3.75%		3/1/2025		15	14,042
Delta Air Lines, Inc.†	7.00%		5/1/2025		21	24,030
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%		10/20/2025		10	10,516
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%		10/20/2028		13	14,206
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%		1/20/2026		13	13,619
						76,413
Auto Manufacturers 0.70%
Ford Motor Co.	3.25%		2/12/2032		42	43,092
General Motors Co.	6.125%		10/1/2025		11	12,647
General Motors Co.	6.75%		4/1/2046		20	28,651
						84,390
Banks 1.67%
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032		55	55,874
Citigroup, Inc.	2.561% (SOFR + 1.17%	)#	5/1/2032		50	50,312
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032		25	24,636
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036		44	42,416
Santander Holdings USA, Inc.	4.40%		7/13/2027		25	27,429
						200,667

See Notes to Financial Statements.	59

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
United States (continued)
Chemicals 0.27%
Ashland LLC	6.875%	5/15/2043	$10	$12,949
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028	18	19,016
				31,965
Coal 0.10%
SunCoke Energy, Inc.†	4.875%	6/30/2029	12	11,958
Commercial Services 0.49%
Ahern Rentals, Inc.†	7.375%	5/15/2023	13	12,431
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.†	5.00%	2/1/2026	12	12,076
Sabre GLBL, Inc.†	7.375%	9/1/2025	15	15,695
United Rentals North America, Inc.	3.75%	1/15/2032	18	18,152
				58,354
Computers 0.30%
Ahead DB Holdings LLC†	6.625%	5/1/2028	10	9,939
Dell International LLC/EMC Corp.†	3.375%	12/15/2041	18	17,821
Dell International LLC/EMC Corp.	8.35%	7/15/2046	5	8,330
				36,090
Cosmetics/Personal Care 0.10%
Coty, Inc.†	5.00%	4/15/2026	12	12,377
Diversified Financial Services 1.74%
AG Issuer LLC†	6.25%	3/1/2028	14	14,545
Aircastle Ltd.†	2.85%	1/26/2028	30	30,195
Ally Financial, Inc.	8.00%	11/1/2031	25	35,431
Coinbase Global, Inc.†	3.375%	10/1/2028	13	12,166
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	22	21,096
Nationstar Mortgage Holdings, Inc.†	5.50%	8/15/2028	15	15,323
Navient Corp.	5.00%	3/15/2027	5	5,104
Navient Corp.	6.75%	6/25/2025	10	11,010
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	28	33,256
OneMain Finance Corp.	5.375%	11/15/2029	11	11,976
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.875%	3/1/2031	18	18,298
				208,400

60	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
United States (continued)
Electric 0.83%
Calpine Corp.†	5.125%	3/15/2028	$11	$11,185
FirstEnergy Corp.	4.40%	7/15/2027	18	19,401
IPALCO Enterprises, Inc.	4.25%	5/1/2030	25	27,496
Pacific Gas and Electric Co.	4.55%	7/1/2030	38	41,125
				99,207
Electronics 0.21%
Atkore, Inc.†	4.25%	6/1/2031	12	12,317
II-VI, Inc.†	5.00%	12/15/2029	12	12,280
				24,597
Energy-Alternate Sources 0.16%
Renewable Energy Group, Inc.†	5.875%	6/1/2028	12	12,347
TerraForm Power Operating LLC†	4.75%	1/15/2030	7	7,349
				19,696
Engineering & Construction 0.31%
Brundage-Bone Concrete Pumping Holdings, Inc.†	6.00%	2/1/2026	11	11,452
IEA Energy Services LLC†	6.625%	8/15/2029	12	11,870
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028	14	14,441
				37,763
Entertainment 0.76%
Affinity Gaming†	6.875%	12/15/2027	12	12,497
Buena Vista Gaming Authority†	13.00%	4/1/2023	15	16,311
Caesars Entertainment, Inc.†	4.625%	10/15/2029	10	10,021
CCM Merger, Inc.†	6.375%	5/1/2026	16	16,707
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	12	12,348
Mohegan Gaming & Entertainment†	8.00%	2/1/2026	12	12,614
Penn National Gaming, Inc.†	5.625%	1/15/2027	11	11,232
				91,730
Environmental Control 0.10%
Madison IAQ LLC†	5.875%	6/30/2029	12	12,018
Food 0.31%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	11	11,894
Chobani LLC/ hobani Finance Corp., Inc.†	4.625%	11/15/2028	12	12,347
Kraft Heinz Foods Co.	4.375%	6/1/2046	11	12,909
				37,150
Forest Products & Paper 0.10%
Sylvamo Corp.†	7.00%	9/1/2029	12	12,554

See Notes to Financial Statements.	61

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
United States (continued)
Health Care-Services 0.99%
Centene Corp.	3.375%	2/15/2030		$15	$15,301
Centene Corp.	4.25%	12/15/2027		37	38,636
Charles River Laboratories International, Inc.†	4.00%	3/15/2031		12	12,313
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031		12	12,124
HCA, Inc.	5.50%	6/15/2047		17	22,299
Radiology Partners, Inc.†	9.25%	2/1/2028		7	7,361
Surgery Center Holdings, Inc.†	10.00%	4/15/2027		10	10,635
					118,669
Housewares 0.14%
Newell Brands, Inc.	5.875%	4/1/2036		14	17,274
Insurance 0.11%
Assurant, Inc.	2.65%	1/15/2032		13	12,767
Internet 1.77%
GrubHub Holdings, Inc.†	5.50%	7/1/2027		9	8,946
Match Group Holdings II LLC†	4.125%	8/1/2030		12	12,137
Netflix, Inc.(a)	3.875%	11/15/2029	EUR	100	137,670
Netflix, Inc.†	4.875%	6/15/2030		$10	11,680
Netflix, Inc.	5.875%	2/15/2025		15	16,875
Uber Technologies, Inc.†	4.50%	8/15/2029		13	13,263
Uber Technologies, Inc.†	8.00%	11/1/2026		11	11,731
					212,302
Iron-Steel 0.11%
United States Steel Corp.	6.65%	6/1/2037		12	13,495
Leisure Time 0.32%
Life Time, Inc.†	5.75%	1/15/2026		12	12,434
NCL Corp. Ltd.†	12.25%	5/15/2024		9	10,674
Royal Caribbean Cruises Ltd.†	9.125%	6/15/2023		15	15,882
					38,990
Lodging 0.19%
Boyd Gaming Corp.†	4.75%	6/15/2031		10	10,218
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027		12	12,281
					22,499
Media 1.36%
Block Communications, Inc.†	4.875%	3/1/2028		10	10,015
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045		14	19,160
Comcast Corp.(a)	1.50%	2/20/2029	GBP	100	134,137
					163,312

62	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
United States (continued)
Mining 0.52%
Century Aluminum Co.†	7.50%		4/1/2028	$12	$12,687
Freeport-McMoRan, Inc.	4.375%		8/1/2028	24	25,205
Freeport-McMoRan, Inc.	4.625%		8/1/2030	11	11,816
Kaiser Aluminum Corp.†	4.625%		3/1/2028	12	12,138
					61,846
Oil & Gas 2.50%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%		2/15/2026	11	11,829
Apache Corp.	4.375%		10/15/2028	16	17,431
Centennial Resource Production LLC†	5.375%		1/15/2026	15	14,752
Comstock Resources, Inc.†	6.75%		3/1/2029	12	13,036
Continental Resources, Inc.†	5.75%		1/15/2031	10	11,793
CrownRock LP/CrownRock Finance, Inc.†	5.00%		5/1/2029	12	12,468
Diamondback Energy, Inc.	3.50%		12/1/2029	30	31,845
EQT Corp.†	3.625%		5/15/2031	6	6,234
EQT Corp.	5.00%		1/15/2029	15	16,634
Gulfport Energy Operating Corp.†	8.00%		5/17/2026	12	12,572
Helmerich & Payne, Inc.†	2.90%		9/29/2031	16	15,719
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%		2/1/2031	12	12,435
Laredo Petroleum, Inc.	9.50%		1/15/2025	19	19,400
Murphy Oil Corp.	5.875%		12/1/2027	12	12,409
Nabors Industries Ltd.†	7.25%		1/15/2026	14	12,965
Occidental Petroleum Corp.	6.125%		1/1/2031	11	13,383
Ovintiv, Inc.	6.50%		2/1/2038	10	12,996
PDC Energy, Inc.	5.75%		5/15/2026	12	12,416
Range Resources Corp.	8.25%		1/15/2029	13	14,518
SM Energy Co.	5.625%		6/1/2025	5	5,049
SM Energy Co.	6.75%		9/15/2026	10	10,285
Southwestern Energy Co.	5.375%		2/1/2029	9	9,530
					299,699
Oil & Gas Services 0.10%
Weatherford International Ltd.†	8.625%		4/30/2030	12	12,478
Pipelines 0.67%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	15	13,287
Cheniere Corpus Christi Holdings LLC	5.125%		6/30/2027	28	31,614
NGPL PipeCo LLC†	3.25%		7/15/2031	24	24,410
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	11	11,679
					80,990

See Notes to Financial Statements.	63

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
United States (continued)
REITS 1.08%
American Campus Communities Operating Partnership LP	3.875%		1/30/2031			$42	$46,575
American Homes 4 Rent LP	2.375%		7/15/2031			15	14,727
Blackstone Mortgage Trust, Inc.†	3.75%		1/15/2027			24	23,949
GLP Capital LP/GLP Financing II, Inc.	5.75%		6/1/2028			5	5,780
Invitation Homes Operating Partnership LP	2.00%		8/15/2031			15	14,142
Physicians Realty LP	2.625%		11/1/2031			25	24,997
							130,170
Retail 1.23%
Asbury Automotive Group, Inc.†	5.00%		2/15/2032			18	18,706
BCPE Ulysses Intermediate, Inc. PIK 8.50%†	7.75%		4/1/2027			15	14,827
Carvana Co.†	5.875%		10/1/2028			9	8,979
CEC Entertainment LLC†	6.75%		5/1/2026			12	11,772
L Brands, Inc.†	6.625%		10/1/2030			16	18,147
LCM Investments Holdings II LLC†	4.875%		5/1/2029			13	13,380
Macy’s Retail Holdings LLC†	5.875%		4/1/2029			12	12,815
Park River Holdings, Inc.†	5.625%		2/1/2029			12	11,477
Party City Holdings, Inc.†	8.75%		2/15/2026			12	12,402
Sonic Automotive, Inc.†	4.875%		11/15/2031			13	13,146
Staples, Inc.†	7.50%		4/15/2026			12	12,346
							147,997
Semiconductors 0.17%
Entegris, Inc.†	3.625%		5/1/2029			12	12,047
Skyworks Solutions, Inc.	3.00%		6/1/2031			8	8,072
							20,119
Software 0.64%
MSCI, Inc.†	3.625%		11/1/2031			12	12,467
ROBLOX Corp.†	3.875%		5/1/2030			12	12,192
Twilio, Inc.	3.625%		3/15/2029			8	8,083
Twilio, Inc.	3.875%		3/15/2031			9	9,100
Veritas US, Inc./Veritas Bermuda Ltd.†	7.50%		9/1/2025			12	12,436
VMware, Inc.	4.70%		5/15/2030			19	22,137
							76,415
Telecommunications 1.47%
AT&T, Inc.(a)	2.875% (EUAMDB05 + 3.14%	)#	—	(b)	EUR	100	114,212
Frontier Communications Holdings LLC†	5.00%		5/1/2028			$11	11,350
Sprint Capital Corp.	6.875%		11/15/2028			15	19,000

64	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
United States (continued)
Telecommunications (continued)
T-Mobile USA, Inc.†	2.70%		3/15/2032	$19	$19,139
Viavi Solutions, Inc.†	3.75%		10/1/2029	13	13,018
					176,719
Toys/Games/Hobbies 0.11%
Mattel, Inc.	5.45%		11/1/2041	11	13,147
Transportation 0.10%
Watco Cos LLC/Watco Finance Corp.†	6.50%		6/15/2027	11	11,451
Trucking & Leasing 0.10%
Fortress Transportation and Infrastructure Investors LLC†	5.50%		5/1/2028	12	12,253
Total United States					2,749,709
Total Corporate Bonds (cost $5,893,125)					5,939,342

FLOATING RATE LOANS(c) 5.52%

Advertising 0.16%
Clear Channel Outdoor Holdings, Inc. Term Loan B	3.629% (3 Mo. LIBOR + 3.50%	)	8/21/2026	19	18,602

Aerospace/Defense 0.23%
Cobham Ultra SeniorCo S.a.r.l USD Term Loan B (Luxembourg)(d)	–	(e)	11/16/2028	17	16,670
WP CPP Holdings, LLC 2018 Term Loan	–	(e)	4/30/2025	12	11,507
Total					28,177

Auto Parts & Equipment 0.10%
Chassix Inc. 2017 1st Lien Term Loan	6.50% - 7.75%
	(3 Mo. LIBOR + 5.50%	)
	(6 Mo. LIBOR + 5.50%	)	11/15/2023	13	11,404

Building Materials 0.26%
ACProducts, Inc. 2021 Term Loan B	4.75% (6 Mo. LIBOR + 4.25%	)	5/17/2028	12	11,820
DiversiTech Holdings, Inc. 2021 1st Lien Term Loan	–	(e)	12/16/2028	11	10,515
DiversiTech Holdings, Inc. 2021 2nd Lien Term Loan(f)	–	(e)	12/16/2029	2	2,176
DiversiTech Holdings, Inc. 2021 2nd Lien Term Loan	–	(e)	12/16/2029	7	6,796
Total					31,307

See Notes to Financial Statements.	65

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Commercial Services 0.94%
CHG Healthcare Services Inc. 2021 Term Loan	–	(e)	9/29/2028	$18	$17,980
Employbridge LLC 2021 Term Loan B	5.50% (3 Mo. LIBOR + 4.75%	)	7/14/2028	15	14,535
Kingpin Intermediate Holdings LLC 2018 Term Loan B	4.50% (1 Mo. LIBOR + 3.50%	)	7/3/2024	13	12,641
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025	19	18,533
Learning Care Group, Inc. 2018 1st Lien Term Loan	4.25% (3 Mo. LIBOR + 3.25%	)	3/13/2025	20	19,599
Sabre GLBL Inc. 2021 Term Loan B1	–	(e)	12/17/2027	5	4,562
Sabre GLBL Inc. 2021 Term Loan B2	–	(e)	12/17/2027	7	7,273
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	4.474% (3 Mo. LIBOR + 4.25%	)	7/30/2025	19	17,896
Total					113,019

Diversified Financial Services 0.39%
Armor Holding II LLC 2021 Term Loan B	5.00% (3 Mo. LIBOR + 4.50%	)	12/11/2028	17	16,911
Edelman Financial Center, LLC 2021 Term Loan B	–	(e)	4/7/2028	18	17,967
Minotaur Acquisition, Inc. Term Loan B	4.854% (1 Mo. LIBOR + 4.75%	)	3/27/2026	12	11,925
Total					46,803

Electric: Power 0.09%
Edgewater Generation, L.L.C. Term Loan	3.854% (1 Mo. LIBOR + 3.75%	)	12/13/2025	11	10,300

Health Care Services 0.15%
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	5.629% (3 Mo. LIBOR + 5.50%	)	10/1/2025	18	18,102

Housewares 0.10%
Springs Windows Fashions, LLC 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	10/6/2028	12	11,918

Insurance 0.15%
Asurion LLC 2021 Second Lien Term Loan B4	5.354% (1 Mo. LIBOR + 5.25%	)	1/20/2029	18	17,950

66	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Internet 0.16%
Magnite Inc Term Loan	5.75% (6 Mo. LIBOR + 5.00%	)	4/28/2028	$19	$19,056

Leisure Time 0.34%
Carnival Corporation 2021 Incremental Term Loan B (Panama)(d)	4.00% (6 Mo. LIBOR + 3.25%	)	10/18/2028	15	14,706
City Football Group Limited Term Loan (United Kingdom)(d)	4.00% (6 Mo. LIBOR + 3.50%	)	7/21/2028	15	14,944
Equinox Holdings, Inc. 2017 1st Lien Term Loan	–	(e)	3/8/2024	12	11,415
Total					41,065

Machinery: Industrial/Specialty 0.10%
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Incremental Term Loan	7.25% (3 Mo. LIBOR + 6.50%	)	5/21/2029	12	11,744

Oil & Gas 0.36%
Southwestern Energy Co. 2021 Term Loan	3.00% (3 Mo. SOFR + 2.50%	)	6/22/2027	43	42,876

Pipelines 0.40%
Brazos Delaware II, LLC Term Loan B	4.103% (1 Mo. LIBOR + 4.00%	)	5/21/2025	19	18,833
Freeport LNG Investments, LLLP Term Loan B	4.00% (3 Mo. LIBOR + 3.50%	)	12/21/2028	18	17,477
Lucid Energy Group II Borrower, LLC 2021 Term Loan	5.00% (3 Mo. LIBOR + 4.25%	)	11/24/2028	12	11,844
Total					48,154

Real Estate 0.15%
Claros Mortgage Trust, Inc. 2021 Term Loan B	5.00% (1 Mo. LIBOR + 4.50%	)	8/9/2026	18	17,816

Retail 0.35%
Evergreen Acqco 1 LP 2021 USD Term Loan	–	(e)	4/26/2028	12	11,955
LBM Acquisition LLC Term Loan B	–	(e)	12/17/2027	18	17,822
Miller’s Ale House, Inc. 2018 Term Loan	4.854% - 7.00% (Prime Rate + 3.75% (1 Mo. LIBOR + 4.75%	) )	5/30/2025	13	12,412
Total					42,189

Semiconductors 0.15%
Altar Bidco, Inc. 2021 2nd Lien Term Loan	–	(e)	11/4/2029	10	9,651
Altar Bidco, Inc. 2021 Term Loan	–	(e)	11/17/2028	8	8,460
Total					18,111

See Notes to Financial Statements.	67

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Software 0.59%
Grab Holdings Inc Term Loan B	5.50% (1 Mo. LIBOR + 4.50%	)	1/29/2026		$18	$18,461
Red Planet Borrower, LLC Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	10/2/2028		12	11,922
Think & Learn Private Limited Term Loan B (India)(d)	6.25% (3 Mo. LIBOR + 5.50%	)	11/5/2026		16	16,504
Ultimate Software Group Inc (The) 2021 Term Loan	–	(e)	5/4/2026		18	17,936
Ultimate Software Group Inc (The) 2021 2nd Lien Term Loan	5.75% (1 Mo. LIBOR + 5.25%	)	5/3/2027		7	6,571
Total						71,394

Telecommunications 0.10%
Toruk AS 2021 USD Term Loan B (Norway)(d)	–	(e)	11/2/2028		12	12,052

Transportation 0.25%
AIT Worldwide Logistics, Inc 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	4/6/2028		20	20,292
Echo Global Logistics, Inc. Term Loan	4.25% (3 Mo. LIBOR + 3.75%	)	11/4/2028		10	9,749
Total						30,041
Total Floating Rate Loans (cost $659,323)						662,080

FOREIGN GOVERNMENT OBLIGATIONS 20.08%

Australia 0.99%
Australia Government Bond(a)	3.00%		3/21/2047	AUD	19	15,463
Queensland Treasury Corp.†(a)	1.50%		3/2/2032	AUD	70	48,704
Queensland Treasury Corp.†(a)	3.25%		7/21/2026	AUD	70	54,864
Total Australia						119,031

Canada 1.52%
City of Montreal(a)	4.25%		12/1/2032	CAD	55	51,560
Province of Alberta Canada(a)	2.05%		6/1/2030	CAD	100	79,440
Province of Saskatchewan(a)	4.75%		6/1/2040	CAD	49	51,525
Total Canada						182,525

China 3.63%
China Development Bank(a)	3.07%		3/10/2030	CNY	650	101,554
China Development Bank(a)	3.09%		6/18/2030	CNY	1,300	203,729
China Development Bank(a)	3.68%		2/26/2026	CNY	600	97,161
China Government Bond(a)	3.86%		7/22/2049	CNY	200	33,826
Total China						436,270

68	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Colombia 1.03%
Colombia Government International Bond(a)	3.875%	3/22/2026	EUR	100	$123,243

Egypt 1.71%
Republic of Egypt†	4.55%	11/20/2023		$200	205,082

France 1.39%
French Republic Government Bond OAT(a)	Zero Coupon	11/25/2031	EUR	110	122,849
French Republic Government Bond OAT†(a)	0.75%	5/25/2052	EUR	40	43,575
Total France					166,424

Indonesia 0.92%
Indonesia Government International Bond(a)	1.30%	3/23/2034	EUR	100	110,366

Italy 2.43%
Italy Buoni Poliennali Del Tesoro(a)	Zero Coupon	8/1/2026	EUR	115	128,476
Italy Buoni Poliennali Del Tesoro†(a)	1.50%	4/30/2045	EUR	50	53,509
Italy Buoni Poliennali Del Tesoro†(a)	2.45%	9/1/2033	EUR	85	109,060
Total Italy					291,045

Japan 1.15%
Japan Government Thirty Year Bond(a)	0.60%	9/20/2050	JPY	4,500	38,392
Japan Government Twenty Year Bond(a)	1.40%	9/20/2034	JPY	10,000	99,889
Total Japan					138,281

Senegal 0.96%
Senegal Government International Bond(a)	4.75%	3/13/2028	EUR	100	115,767

South Africa 0.17%
Republic of South Africa Government Bond(a)	8.75%	2/28/2048	ZAR	396	20,677

Spain 1.78%
Spain Government Bond†(a)	0.50%	10/31/2031	EUR	122	138,152
Spain Government Bond†(a)	1.00%	7/30/2042	EUR	21	23,298
Spain Government Bond†(a)	1.00%	10/31/2050	EUR	5	5,174
Spain Government Bond†(a)	4.20%	1/31/2037	EUR	28	46,895
Total Spain					213,519

Turkey 0.46%
Republic of Turkey	7.375%	2/5/2025		$55	55,565

Ukraine 0.81%
Ukraine Government International Bond†	7.75%	9/1/2024		100	97,286

See Notes to Financial Statements.	69

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
United Kingdom 0.80%
United Kingdom Gilt(a)	0.875%		7/31/2033	GBP	23	$30,587
United Kingdom Gilt(a)	1.50%		7/22/2047	GBP	45	65,358
Total United Kingdom						95,945

United States 0.33%
Tennessee Valley Authority	1.50%		9/15/2031		$40	39,440
Total Foreign Government Obligations (cost $2,424,372)						2,410,466

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.80%
Federal National Mortgage Assoc. (cost $92,669)	3.50%		9/1/2047		90	96,570

MUNICIPAL BONDS 0.67%

Miscellaneous 0.43%
New York City Transitional Finance Authority Futur	1.95%		8/1/2034		30	28,226
Regional Transportation District Sales Tax Revenue	2.337%		11/1/2036		25	23,991
Total						52,217

Transportation 0.24%
Metropolitan Transportation Authority	6.668%		11/15/2039		20	28,497
Total Municipal Bonds (cost $82,413)						80,714

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.08%
BBCMS Mortgage Trust 2019-BWAY A†	1.066% (1 Mo. LIBOR + .96%	)#	11/15/2034		11	10,979
BBCMS Mortgage Trust 2019-BWAY B†	1.42% (1 Mo. LIBOR + 1.31%	)#	11/15/2034		10	9,947
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049		45	32,285
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(g)	4/15/2049		30	24,778
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.321%	#(g)	7/10/2050		25	25,966
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.321%	#(g)	7/10/2050		35	32,074(h)
CSAIL Commercial Mortgage Trust 2016-C7 D†	4.382%	#(g)	11/15/2049		45	35,573
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	1.55% (1 Mo. SOFR + 1.50%	)#	10/25/2041		30	30,014
Great Wolf Trust 2019-WOLF A†	1.144% (1 Mo. LIBOR + 1.03%	)#	12/15/2036		33	32,995

70	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.41% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	$7	$6,894
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(g)	1/26/2060	34	34,592
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(g)	1/26/2060	41	41,104
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	21	20,879
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	54	53,670
ZH Trust 2021-2 A†	2.349%		10/17/2027	100	98,176
Total Non-Agency Commercial Mortgage-Backed Securities (cost $493,625)					489,926

U.S. TREASURY OBLIGATIONS 9.57%
U.S. Treasury Bill	Zero Coupon		4/21/2022	300	299,938
U.S. Treasury Bond	1.125%		5/15/2040	27	23,674
U.S. Treasury Bond	1.75%		8/15/2041	314	304,531
U.S. Treasury Bond	1.875%		11/15/2051	274	271,902
U.S. Treasury Note	1.125%		10/31/2026	250	248,398
Total U.S. Treasury Obligations (cost $1,158,991)					1,148,443
Total Long-Term Investments (cost $11,662,408)					11,686,015

SHORT-TERM INVESTMENTS 3.13%

Repurchase Agreements 3.13%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $347,700 of U.S. Treasury Note at 2.875% due 8/15/2028; value: $383,733; proceeds: $376,101 (cost $376,101)				376	376,101
Total Investments in Securities 100.47% (cost $12,038,509)					12,062,116
Less Unfunded Loan Commitments (0.02%) (cost $2,164)(i)					(2,176)
Net Investments in Securities 100.45% (cost $12,036,345)					12,059,940
Other Assets and Liabilities – Net(j) (0.45%)					(54,705)
Net Assets 100.00%					$12,005,235

See Notes to Financial Statements.	71

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

AUD	Australian Dollar.
CAD	Canadian Dollar.
CNY	Chinese Yuan Renminbi.
EUR	Euro.
GBP	British Pound.
JPY	Japanese Yen.
NZD	New Zealand Dollar.
SEK	Swedish Krona.
ZAR	South African Rand.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Over Night Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2021, the total value of Rule 144A securities was $4,469,741, which represents 37.23% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2021.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2021.
(d)	Foreign security traded in U.S. dollars.
(e)	Interest rate to be determined.
(f)	Security partially/fully unfunded. See Note 2(p).
(g)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(h)	Level 3 Investment as described in Note 2(r) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(i)	See Note 2(p).
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2021(1):

Referenced Indexes	Central Clearing party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX.NA.HY.37(4)(5)	Bank of America	5.000%	12/20/2026	$304,000	$(27,053)	$(925)
Markit CDX.NA.IG.37(4)(6)	Bank of America	1.000%	12/20/2026	250,000	(5,901)	(206)
					$(32,954)	$(1,131)

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at December 31, 2021(1):

Referenced Indexes	Central Clearing party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX.EM.36(4)(7)	Bank of America	1.000%	12/20/2026	$180,000	$(5,769)	$(1,497)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to

72	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid/received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $2,628.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.
(7)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers.

Open Forward Foreign Currency Exchange Contracts at December 31, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Brazilian real	Buy	State Street Bank and Trust	3/15/2022	184,000	$31,782	$32,468	$686
Canadian dollar	Buy	State Street Bank and Trust	1/20/2022	54,000	42,156	42,689	533
Chinese yuan renminbi	Buy	State Street Bank and Trust	1/21/2022	2,564,000	399,085	402,994	3,909
Mexican peso	Buy	Goldman Sachs	3/17/2022	542,000	25,114	26,134	1,020
Norwegian krone	Buy	Goldman Sachs	3/14/2022	103,000	11,497	11,681	184
Swiss franc	Buy	State Street Bank and Trust	1/21/2022	53,000	57,575	58,190	615
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$6,947

See Notes to Financial Statements.	73

Schedule of Investments (continued)

GLOBAL BOND FUND December 31, 2021

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Buy	Toronto Dominion Bank	1/20/2022	92,000	$74,411	$72,729	$(1,682)
Colombian peso	Buy	J.P. Morgan	2/3/2022	41,000,000	10,809	10,047	(762)
Japanese yen	Buy	Morgan Stanley	2/8/2022	152,250,000	1,344,540	1,323,899	(20,641)
Japanese yen	Buy	State Street Bank and Trust	2/8/2022	26,676,000	236,062	231,963	(4,099)
Russian ruble	Buy	State Street Bank and Trust	2/22/2022	3,540,000	47,223	46,908	(315)
South Korean won	Buy	J.P. Morgan	2/10/2022	218,266,000	184,588	183,361	(1,227)
Swedish krona	Buy	Goldman Sachs	1/21/2022	147,000	17,071	16,270	(801)
Thai baht	Buy	State Street Bank and Trust	2/18/2022	1,900,000	58,033	56,864	(1,169)
Australian dollar	Sell	State Street Bank and Trust	3/1/2022	122,000	87,025	88,773	(1,748)
British pound	Sell	Goldman Sachs	3/7/2022	153,000	202,637	207,040	(4,403)
Euro	Sell	Bank of America	3/10/2022	49,000	55,475	55,860	(385)
Euro	Sell	Bank of America	3/10/2022	27,000	30,560	30,780	(220)
Euro	Sell	Morgan Stanley	3/10/2022	360,000	409,495	410,403	(908)
Japanese yen	Sell	Toronto Dominion Bank	2/8/2022	27,361,000	237,636	237,919	(283)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(38,643)

Open Futures Contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2022	2	Short	$(288,715)	$(292,875)	$(4,160)
U.S. 5-Year Treasury Note	March 2022	6	Short	(722,803)	(725,859)	(3,056)
Total Unrealized Depreciation on Open Futures Contracts						$(7,216)

74	See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL BOND FUND December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$831,891	$–	$831,891
Convertible Bonds	–	26,583	–	26,583
Corporate Bonds	–	5,939,342	–	5,939,342
Floating Rate Loans	–	662,080	–	662,080
Less Unfunded Commitments	–	(2,176)	–	(2,176)
Foreign Government Obligations	–	2,410,466	–	2,410,466
Government Sponsored Enterprises Pass-Throughs	–	96,570	–	96,570
Municipal Bonds	–	80,714	–	80,714
Non-Agency Commercial Mortgage-Backed Securities	–	457,852	32,074	489,926
U.S. Treasury Obligations	–	1,148,443	–	1,148,443
Short-Term Investments
Repurchase Agreements	–	376,101	–	376,101
Total	$–	$12,027,866	$32,074	$12,059,940
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(2,628)	–	(2,628)
Forward Foreign Currency Exchange Contracts
Assets	–	6,947	–	6,947
Liabilities	–	(38,643)	–	(38,643)
Futures Contracts
Assets	–	–	–	–
Liabilities	(7,216)	–	–	(7,216)
Total	$(7,216)	$(34,324)	$–	$(41,540)

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	75

Statements of Assets and Liabilities

December 31, 2021

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
ASSETS:
Investments in securities, at cost	$210,853,875	$78,067,356
Investments in securities, at fair value	$206,266,734	$77,963,122
Deposits with brokers for futures collateral	386,622	144,575
Foreign cash, at value (cost $5,071 and $0, respectively)	6,020	–
Receivables:
Interest and dividends	2,460,596	932,302
Capital shares sold	792,711	560,652
Premiums for OTC written options sold	16,663	–
From advisor (See Note 3)	223	22,430
Investment securities sold	–	953
Prepaid expenses and other assets	21,095	41,265
Total assets	209,985,943	79,665,299
LIABILITIES:
Payables:
Management fee	87,418	46,769
Directors’ fees	55,484	6,346
Premiums for options purchased	54,825	–
Capital shares reacquired	53,402	67,071
Variation margin for futures contracts	17,178	5,933
12b-1 distribution plan	10,142	9,298
Fund administration	6,993	2,673
Investment securities purchased	–	10,854
Variation margin for centrally cleared credit default swap agreements	–	9,196
Reverse repurchase agreement payable, at fair value	1,054,421	–
Unrealized depreciation on forward foreign currency exchange contracts	16,903	4,690
Options written outstanding, at value (including premiums received of $16,663 and $0, respectively) (See Note 2(j))	23	–
Distributions payable	766,230	251,625
Accrued expenses	122,954	63,023
Total liabilities	2,245,973	477,478
Commitments and contingent liabilities
NET ASSETS	$207,739,970	$79,187,821
COMPOSITION OF NET ASSETS:
Paid-in capital	$323,392,541	$82,171,305
Total distributable earnings (loss)	(115,652,571)	(2,983,484)
Net Assets	$207,739,970	$79,187,821

76	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

December 31, 2021

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund

Net assets by class:
Class A Shares	$13,738,288	$10,049,718
Class C Shares	$906,154	$1,748,286
Class F Shares	$2,581,260	$61,510,475
Class F3 Shares	$1,492,959	$11,473
Class I Shares	$188,298,533	$5,449,333
Class R3 Shares	$202,854	$227,957
Class R4 Shares	$63,686	$21,126
Class R5 Shares	$11,397	$19,510
Class R6 Shares	$444,839	$149,943
Outstanding shares by class:
Class A Shares (534 and 513 million shares of common stock authorized, $.001 par value)	2,777,323	663,578
Class C Shares (100 and 85 million shares of common stock authorized, $.001 par value)	182,055	115,425
Class F Shares (200.3 and 114 million shares of common stock authorized, $.001 par value)	521,569	4,060,220
Class F3 Shares (66.8 and 57 million shares of common stock authorized, $.001 par value)	302,335	758
Class I Shares (300.4 and 228 million shares of common stock authorized, $.001 par value)	38,124,900	360,147
Class R3 Shares (26.7 and 28.6 million shares of common stock authorized, $.001 par value)	41,073	15,054
Class R4 Shares (26.7 and 28.6 million shares of common stock authorized, $.001 par value)	12,890	1,395
Class R5 Shares (26.7 and 28.6 million shares of common stock authorized, $.001 par value)	2,308	1,288
Class R6 Shares (26.7 and 28.6 million shares of common stock authorized, $.001 par value)	90,039	9,899
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$4.95	$15.14
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$5.06	$15.49
Class C Shares-Net asset value	$4.98	$15.15
Class F Shares-Net asset value	$4.95	$15.15
Class F3 Shares-Net asset value*	$4.94	$15.14
Class I Shares-Net asset value	$4.94	$15.13
Class R3 Shares-Net asset value	$4.94	$15.14
Class R4 Shares-Net asset value*	$4.94	$15.13
Class R5 Shares-Net asset value	$4.94	$15.15
Class R6 Shares-Net asset value	$4.94	$15.15

*	Net asset value may not recalculate due to rounding of fractional shares.

See Notes to Financial Statements.	77

Statements of Assets and Liabilities (continued)

December 31, 2021

Global Bond Fund
ASSETS:
Investments in securities, at cost	$12,036,345
Investments in securities, at fair value	$12,059,940
Cash	–
Deposits with brokers for futures collateral	10,450
Deposits with brokers for swaps collateral	34,241
Foreign cash, at value (cost $4,298)	4,283
Receivables:
Interest and dividends	97,218
Capital shares sold	2,395
From advisor (See Note 3)	22,727
Investment securities sold	150,898
Unrealized appreciation on forward foreign currency exchange contracts	6,947
Unrealized appreciation on unfunded commitments	12
Prepaid expenses and other assets	57,060
Total assets	12,446,171
LIABILITIES:
Payables:
Management fee	4,403
Directors’ fees	970
Capital shares reacquired	416
Variation margin for futures contracts	1,002
12b-1 distribution plan	1,160
Fund administration	410
Investment securities purchased	264,666
To bank	7,394
Variation margin for centrally cleared credit default swap agreements	527
Unrealized depreciation on forward foreign currency exchange contracts	38,643
Distributions payable	23,845
Accrued expenses	97,500
Total liabilities	440,936
Commitments and contingent liabilities
NET ASSETS	$12,005,235
COMPOSITION OF NET ASSETS:
Paid-in capital	$12,129,441
Total distributable earnings (loss)	(124,206)
Net Assets	$12,005,235

78	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

December 31, 2021

Global Bond Fund

Net assets by class:
Class A Shares	$2,965,260
Class C Shares	$329,598
Class F Shares	$2,335,951
Class F3 Shares	$1,581,226
Class I Shares	$2,103,851
Class R3 Shares	$294,470
Class R4 Shares	$261,861
Class R5 Shares	$262,991
Class R6 Shares	$1,870,027
Outstanding shares by class:
Class A Shares (770 million shares of common stock authorized, $.001 par value)	301,173
Class C Shares (100 million shares of common stock authorized, $.001 par value)	33,478
Class F Shares (192.5 million shares of common stock authorized, $.001 par value)	237,253
Class F3 Shares (192.5 million shares of common stock authorized, $.001 par value)	160,608
Class I Shares (385 million shares of common stock authorized, $.001 par value)	213,693
Class R3 Shares (28.9 million shares of common stock authorized, $.001 par value)	29,908
Class R4 Shares (28.9 million shares of common stock authorized, $.001 par value)	26,595
Class R5 Shares (28.9 million shares of common stock authorized, $.001 par value)	26,712
Class R6 Shares (178.4 million shares of common stock authorized, $.001 par value)	189,946
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$ 9.85
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$10.08
Class C Shares-Net asset value	$ 9.85
Class F Shares-Net asset value	$ 9.85
Class F3 Shares-Net asset value*	$ 9.85
Class I Shares-Net asset value	$ 9.85
Class R3 Shares-Net asset value	$ 9.85
Class R4 Shares-Net asset value*	$ 9.85
Class R5 Shares-Net asset value	$ 9.85
Class R6 Shares-Net asset value	$ 9.85

See Notes to Financial Statements.	79

Statements of Operations

For the Year Ended December 31, 2021

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
Investment income:
Dividends (net of foreign withholding taxes of $0 and $314, respectively)	$–	$2,532
Interest and other (net of foreign withholding taxes of $702 and $983, respectively)	10,983,993	3,364,860
Total investment income	10,983,993	3,367,392
Expenses:
Management fee	1,156,747	523,800
12b-1 distribution plan–Class A	25,855	20,449
12b-1 distribution plan–Class C	8,103	14,654
12b-1 distribution plan–Class F	2,953	58,607
12b-1 distribution plan–Class R3	1,015	923
12b-1 distribution plan–Class R4	160	51
Registration	114,428	108,731
Fund administration	92,540	29,931
Professional	80,283	44,278
Shareholder servicing	41,697	109,108
Directors’ fees	10,274	3,210
Custody	9,581	8,184
Reports to shareholders	7,560	13,252
Other	34,910	21,306
Gross expenses	1,586,106	956,484
Expense reductions (See Note 9)	(20)	(67)
Fees waived and expenses reimbursed (See Note 3)	(12,534)	(225,949)
Net expenses	1,573,552	730,468
Net investment income	9,410,441	2,636,924
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	3,109,002	1,300,455
Net realized gain (loss) on futures contracts	(336,189)	186,542
Net realized gain (loss) on forward foreign currency exchange contracts	216,519	19,918
Net realized gain (loss) on swap contracts	225,851	(30,854)
Net realized gain (loss) on foreign currency related transactions	(13,964)	(4,524)
Net change in unrealized appreciation/depreciation on investments	(20,867,454)	(4,115,109)
Net change in unrealized appreciation/depreciation on futures contracts	(71,200)	(137,446)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	14,929	(2,303)
Net change in unrealized appreciation/depreciation on OTC written options	16,640	–
Net change in unrealized appreciation/depreciation on swap contracts	(738,014)	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,072)	(17)
Net realized and unrealized gain (loss)	(18,444,952)	(2,783,338)
Net Decrease in Net Assets Resulting From Operations	$(9,034,511)	$(146,414)

80	See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended December 31, 2021

Global Bond Fund
Investment income:
Interest and other	$365,621
Total investment income	365,621
Expenses:
Management fee	53,122
12b-1 distribution plan–Class A	5,993
12b-1 distribution plan–Class C	2,611
12b-1 distribution plan–Class F	2,386
12b-1 distribution plan–Class R3	1,364
12b-1 distribution plan–Class R4	714
Registration	104,646
Fund administration	4,942
Professional	57,770
Shareholder servicing	1,841
Directors’ fees	552
Custody	57,320
Reports to shareholders	22,157
Other	15,438
Gross expenses	330,856
Expense reductions (See Note 9)	(8)
Fees waived and expenses reimbursed (See Note 3)	(249,354)
Net expenses	81,494
Net investment income	284,127
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	253,697
Net realized gain (loss) on futures contracts	(31,494)
Net realized gain (loss) on forward foreign currency exchange contracts	(111,084)
Net realized gain (loss) on swap contracts	22,061
Net realized gain (loss) on foreign currency related transactions	16,218
Net change in unrealized appreciation/depreciation on investments	(671,230)
Net change in unrealized appreciation/depreciation on futures contracts	(4,668)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(61,476)
Net change in unrealized appreciation/depreciation on swap contracts	(43,080)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(3,093)
Net change in unrealized appreciation/depreciation on unfunded commitments	12
Net realized and unrealized gain (loss)	(634,137)
Net Decrease in Net Assets Resulting From Operations	$(350,010)

See Notes to Financial Statements.	81

Statements of Changes in Net Assets

	Emerging Markets Bond Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$9,410,441	$9,290,222
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	3,201,219	(2,033,553)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, OTC written options, swaps and translation of assets and liabilities denominated in foreign currencies	(21,646,171)	5,722,999
Net increase (decrease) in net assets resulting from operations	(9,034,511)	12,979,668
Distributions to shareholders:
Class A	(536,688)	(564,946)
Class C	(33,288)	(45,170)
Class F	(127,855)	(155,226)
Class F3	(49,132)	(29,860)
Class I	(9,247,192)	(8,998,307)
Class R2	–	(234)
Class R3	(7,824)	(7,780)
Class R4	(2,624)	(4,334)
Class R5	(516)	(541)
Class R6	(19,715)	(16,510)
Total distributions to shareholders	(10,024,834)	(9,822,908)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	9,133,196	141,816,286
Reinvestment of distributions	9,969,054	9,781,353
Cost of shares reacquired	(93,849,821)	(34,805,343)
Net increase (decrease) in net assets resulting from capital share transactions	(74,747,571)	116,792,296
Net increase (decrease) in net assets	(93,806,916)	119,949,056
NET ASSETS:
Beginning of year	$301,546,886	$181,597,830
End of year	$207,739,970	$301,546,886

82	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Emerging Markets Corporate Debt Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$2,636,924	$2,292,044
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	1,471,537	(1,781,688)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(4,254,875)	1,671,847
Net increase (decrease) in net assets resulting from operations	(146,414)	2,182,203
Distributions to shareholders:
Class A	(381,814)	(397,859)
Class C	(55,843)	(67,778)
Class F	(2,242,881)	(1,859,262)
Class F3	(482)	(503)
Class I	(146,587)	(151,509)
Class R2	–	(2,281)
Class R3	(6,318)	(5,699)
Class R4	(747)	(708)
Class R5	(4,359)	(10,566)
Class R6	(5,766)	(5,553)
Total distributions to shareholders	(2,844,797)	(2,501,718)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	30,997,015	35,077,010
Reinvestment of distributions	2,839,906	2,476,527
Cost of shares reacquired	(16,575,176)	(35,269,351)
Net increase (decrease) in net assets resulting from capital share transactions	17,261,745	2,284,186
Net increase (decrease) in net assets	14,270,534	1,964,671
NET ASSETS:
Beginning of year	$64,917,287	$62,952,616
End of year	$79,187,821	$64,917,287

See Notes to Financial Statements.	83

Statements of Changes in Net Assets (concluded)

	Global Bond Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$284,127	$303,885
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	149,398	224,604
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(783,535)	502,116
Net increase (decrease) in net assets resulting from operations	(350,010)	1,030,605
Distributions to shareholders:
Class A	(139,484)	(67,221)
Class C	(13,014)	(6,729)
Class F	(115,135)	(103,924)
Class F3	(79,779)	(53,110)
Class I	(105,634)	(69,125)
Class R3	(11,729)	(7,246)
Class R4	(12,919)	(8,466)
Class R5	(13,202)	(8,639)
Class R6	(94,890)	(59,827)
Total distributions to shareholders	(585,786)	(384,287)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	1,223,731	4,706,886
Reinvestment of distributions	43,413	156,530
Cost of shares reacquired	(571,362)	(4,158,965)
Net increase in net assets resulting from capital share transactions	695,782	704,451
Net increase (decrease) in net assets	(240,014)	1,350,769
NET ASSETS:
Beginning of year	$12,245,249	$10,894,480
End of year	$12,005,235	$12,245,249

84	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

EMERGING MARKETS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
12/31/2021	$5.31	$0.20	$(0.35)	$(0.15)	$(0.21)	$–	$(0.21)
12/31/2020	5.29	0.21	0.03	0.24	(0.22)	–	(0.22)
12/31/2019	4.80	0.25	0.50	0.75	(0.26)	–	(0.26)
12/31/2018	5.42	0.18	(0.53)	(0.35)	(0.22)	(0.05)	(0.27)
12/31/2017	5.11	0.10	0.44	0.54	(0.23)	–	(0.23)
Class C
12/31/2021	5.34	0.17	(0.35)	(0.18)	(0.18)	–	(0.18)
12/31/2020	5.33	0.19	0.01	0.20	(0.19)	–	(0.19)
12/31/2019	4.83	0.22	0.51	0.73	(0.23)	–	(0.23)
12/31/2018	5.45	0.15	(0.53)	(0.38)	(0.20)	(0.04)	(0.24)
12/31/2017	5.14	0.07	0.44	0.51	(0.20)	–	(0.20)
Class F
12/31/2021	5.31	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.29	0.22	0.03	0.25	(0.23)	–	(0.23)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.42	0.17	(0.51)	(0.34)	(0.24)	(0.04)	(0.28)
12/31/2017	5.11	0.10	0.45	0.55	(0.24)	–	(0.24)
Class F3
12/31/2021	5.30	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.29	0.22	0.03	0.25	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.53)	(0.33)	(0.23)	(0.05)	(0.28)
4/4/2017 to 12/31/2017(c)	5.31	0.08	0.21	0.29	(0.19)	–	(0.19)
Class I
12/31/2021	5.30	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.28	0.22	0.03	0.25	(0.23)	–	(0.23)
12/31/2019	4.80	0.26	0.49	0.75	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.53)	(0.33)	(0.23)	(0.05)	(0.28)
12/31/2017	5.10	0.11	0.44	0.55	(0.24)	–	(0.24)
Class R3
12/31/2021	5.30	0.18	(0.34)	(0.16)	(0.20)	–	(0.20)
12/31/2020	5.28	0.20	0.03	0.23	(0.21)	–	(0.21)
12/31/2019	4.80	0.24	0.49	0.73	(0.25)	–	(0.25)
12/31/2018	5.41	0.17	(0.52)	(0.35)	(0.22)	(0.04)	(0.26)
12/31/2017	5.10	0.08	0.44	0.52	(0.21)	–	(0.21)

86	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$4.95	(2.81)	0.87		0.87		3.89		$13,738	56
5.31	4.99	0.90		0.91		4.22		13,811	49
5.29	15.91	0.96		0.96		4.89		13,433	47
4.80	(6.55)	0.98		0.98		3.41		9,636	135
5.42	10.73	0.94		0.94		1.84		17,746	35

4.98	(3.41)	1.52		1.52		3.24		906	56
5.34	4.13	1.54		1.55		3.68		1,074	49
5.33	15.34	1.58		1.58		4.32		1,441	47
4.83	(7.06)	1.59		1.59		2.84		1,769	135
5.45	10.03	1.55		1.55		1.22		3,158	35

4.95	(2.63)	0.66		0.77		4.07		2,581	56
5.31	5.17	0.70		0.81		4.37		2,802	49
5.29	16.08	0.76		0.86		5.02		5,064	47
4.80	(6.44)	0.84		0.87		3.36		3,821	135
5.42	10.83	0.84		0.84		1.94		7,311	35

4.94	(2.63)	0.65		0.66		4.06		1,493	56
5.30	5.01	0.70		0.71		4.45		694	49
5.29	16.15	0.75		0.75		5.08		710	47
4.80	(6.19)	0.76		0.76		3.84		429	135
5.41	5.45 (d)	0.75	(e)	0.75	(e)	2.06	(e)	457	35

4.94	(2.63)	0.67		0.67		4.09		188,299	56
5.30	5.19	0.70		0.71		4.36		282,521	49
5.28	15.92	0.76		0.76		5.13		160,122	47
4.80	(6.19)	0.78		0.78		3.81		164,990	135
5.41	10.96	0.74		0.74		2.03		189,184	35

4.94	(3.12)	1.16		1.17		3.60		203	56
5.30	4.68	1.21		1.22		3.92		198	49
5.28	15.59	1.26		1.26		4.63		194	47
4.80	(6.85)	1.28		1.28		3.39		255	135
5.41	10.42	1.23		1.23		1.55		264	35

See Notes to Financial Statements.	87

Financial Highlights (concluded)

EMERGING MARKETS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R4
12/31/2021	$5.30	$0.20	$(0.35)	$(0.15)	$(0.21)	$–	$(0.21)
12/31/2020	5.29	0.22	0.01	0.23	(0.22)	–	(0.22)
12/31/2019	4.80	0.25	0.50	0.75	(0.26)	–	(0.26)
12/31/2018	5.42	0.18	(0.53)	(0.35)	(0.22)	(0.05)	(0.27)
12/31/2017	5.11	0.10	0.44	0.54	(0.23)	–	(0.23)
Class R5
12/31/2021	5.30	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.28	0.22	0.04	0.26	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.49	0.75	(0.27)	–	(0.27)
12/31/2018	5.41	0.20	(0.52)	(0.32)	(0.24)	(0.05)	(0.29)
12/31/2017	5.10	0.11	0.44	0.55	(0.24)	–	(0.24)
Class R6
12/31/2021	5.30	0.21	(0.35)	(0.14)	(0.22)	–	(0.22)
12/31/2020	5.29	0.22	0.03	0.25	(0.24)	–	(0.24)
12/31/2019	4.80	0.26	0.50	0.76	(0.27)	–	(0.27)
12/31/2018	5.41	0.19	(0.51)	(0.32)	(0.24)	(0.05)	(0.29)
12/31/2017	5.10	0.11	0.44	0.55	(0.24)	–	(0.24)
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

88	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$4.94	(2.88)	0.92	0.93	3.84	$64	56
5.30	4.74	0.96	0.97	4.32	71	49
5.29	15.85	1.02	1.02	4.81	138	47
4.80	(6.60)	1.03	1.03	3.53	55	135
5.42	10.67	0.99	0.99	1.83	27	35

4.94	(2.60)	0.64	0.64	4.13	11	56
5.30	5.22	0.68	0.69	4.47	12	49
5.28	15.92	0.74	0.74	5.14	12	47
4.80	(6.17)	0.76	0.76	4.03	18	135
5.41	10.97	0.73	0.73	2.06	11	35

4.94	(2.62)	0.66	0.66	4.10	445	56
5.30	5.01	0.70	0.71	4.46	363	49
5.29	16.15	0.75	0.75	5.11	430	47
4.80	(6.17)	0.76	0.76	3.74	317	135
5.41	10.99	0.74	0.74	2.11	524	35

See Notes to Financial Statements.	89

Financial Highlights

EMERGING MARKETS CORPORATE DEBT FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
12/31/2021	$15.78	$0.53	$(0.59)	$(0.06)	$(0.58)	$–	$(0.58)
12/31/2020	15.54	0.56	0.29 (c)	0.85	(0.61)	–	(0.61)
12/31/2019	14.31	0.64	1.27	1.91	(0.68)	–	(0.68)
12/31/2018	15.54	0.61	(1.16)	(0.55)	(0.65)	(0.03)	(0.68)
12/31/2017	15.08	0.59	0.67	1.26	(0.64)	(0.16)	(0.80)
Class C
12/31/2021	15.78	0.44	(0.59)	(0.15)	(0.48)	–	(0.48)
12/31/2020	15.54	0.46	0.29 (c)	0.75	(0.51)	–	(0.51)
12/31/2019	14.31	0.55	1.26	1.81	(0.58)	–	(0.58)
12/31/2018	15.55	0.52	(1.18)	(0.66)	(0.55)	(0.03)	(0.58)
12/31/2017	15.07	0.48	0.69	1.17	(0.53)	(0.16)	(0.69)
Class F
12/31/2021	15.79	0.55	(0.60)	(0.05)	(0.59)	–	(0.59)
12/31/2020	15.54	0.57	0.30 (c)	0.87	(0.62)	–	(0.62)
12/31/2019	14.31	0.65	1.27	1.92	(0.69)	–	(0.69)
12/31/2018	15.55	0.63	(1.18)	(0.55)	(0.66)	(0.03)	(0.69)
12/31/2017	15.08	0.61	0.68	1.29	(0.66)	(0.16)	(0.82)
Class F3
12/31/2021	15.78	0.59	(0.59)	–	(0.64)	–	(0.64)
12/31/2020	15.54	0.61	0.30 (c)	0.91	(0.67)	–	(0.67)
12/31/2019	14.31	0.70	1.26	1.96	(0.73)	–	(0.73)
12/31/2018	15.55	0.67	(1.18)	(0.51)	(0.70)	(0.03)	(0.73)
4/4/2017 to 12/31/2017(e)	15.43	0.48	0.32	0.80	(0.52)	(0.16)	(0.68)
Class I
12/31/2021	15.77	0.56	(0.59)	(0.03)	(0.61)	–	(0.61)
12/31/2020	15.53	0.58	0.30 (c)	0.88	(0.64)	–	(0.64)
12/31/2019	14.31	0.68	1.24	1.92	(0.70)	–	(0.70)
12/31/2018	15.55	0.64	(1.17)	(0.53)	(0.68)	(0.03)	(0.71)
12/31/2017	15.08	0.63	0.68	1.31	(0.68)	(0.16)	(0.84)
Class R3
12/31/2021	15.78	0.48	(0.59)	(0.11)	(0.53)	–	(0.53)
12/31/2020	15.54	0.51	0.30 (c)	0.81	(0.57)	–	(0.57)
12/31/2019	14.31	0.60	1.26	1.86	(0.63)	–	(0.63)
12/31/2018	15.54	0.64	(1.16)	(0.52)	(0.68)	(0.03)	(0.71)
12/31/2017	15.07	0.63	0.68	1.31	(0.68)	(0.16)	(0.84)
Class R4
12/31/2021	15.77	0.53	(0.60)	(0.07)	(0.57)	–	(0.57)
12/31/2020	15.53	0.55	0.29 (c)	0.84	(0.60)	–	(0.60)
12/31/2019	14.30	0.64	1.26	1.90	(0.67)	–	(0.67)
12/31/2018	15.54	0.60	(1.17)	(0.57)	(0.64)	(0.03)	(0.67)
12/31/2017	15.07	0.59	0.68	1.27	(0.64)	(0.16)	(0.80)

90	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.14	(0.39)	1.05		1.35		3.46		$10,050	83
15.78	5.78	1.05		1.47		3.73		9,218	66
15.54	13.56	1.05		1.62		4.24		11,660	64
14.31	(3.65)	1.05		1.54		4.14		8,729	56
15.54	8.54	1.05		1.55		3.80		13,809	81

15.15	(0.94)	1.67		1.97		2.84		1,748	83
15.78	5.09	1.71		2.13		3.08		1,840	66
15.54	12.85	1.68		2.25		3.61		2,307	64
14.31	(4.28)	1.71		2.20		3.50		1,926	56
15.55	7.85	1.76		2.27		3.10		2,261	81

15.15	(0.23)	0.95		1.25		3.55		61,510	83
15.79	5.87	0.95		1.37		3.80		50,424	66
15.54	13.66	0.95		1.51		4.30		42,660	64
14.31	(3.63)	0.95		1.44		4.22		24,115	56
15.55	8.71	0.95		1.45		3.89		27,640	81

15.14	(0.02)	0.68		0.99		3.83		11	83
15.78	6.16	0.69		1.07		4.10		12	66
15.54	13.94	0.70		1.25		4.61		12	64
14.31	(3.32)	0.68		1.21		4.49		10	56
15.55	5.21 (f)	0.67	(d)	1.24	(d)	4.15	(d)	11	81

15.13	(0.14)	0.85		1.15		3.63		5,449	83
15.77	5.90	0.85		1.26		3.85		2,850	66
15.53	13.69	0.85		1.45		4.51		5,635	64
14.31	(3.46)	0.85		1.35		4.35		8,891	56
15.55	8.84	0.85		1.37		4.04		11,674	81

15.14	(0.68)	1.35		1.65		3.14		228	83
15.78	5.46	1.35		1.77		3.43		153	66
15.54	13.31	1.35		1.92		3.96		147	64
14.31	(3.53)	0.85		1.85		4.35		125	56
15.54	8.84	0.85		1.87		4.04		148	81

15.13	(0.37)	1.10		1.40		3.42		21	83
15.77	5.74	1.10		1.53		3.68		20	66
15.53	13.52	1.10		1.67		4.23		15	64
14.30	(3.77)	1.10		1.57		4.08		14	56
15.54	8.57	1.11		1.62		3.80		12	81

See Notes to Financial Statements.	91

Financial Highlights (concluded)

EMERGING MARKETS CORPORATE DEBT FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
12/31/2021	$15.78	$0.60	$(0.62)	$(0.02)	$(0.61)	$–	$(0.61)
12/31/2020	15.54	0.59	0.29 (c)	0.88	(0.64)	–	(0.64)
12/31/2019	14.31	0.67	1.27	1.94	(0.71)	–	(0.71)
12/31/2018	15.55	0.65	(1.18)	(0.53)	(0.68)	(0.03)	(0.71)
12/31/2017	15.07	0.63	0.69	1.32	(0.68)	(0.16)	(0.84)
Class R6
12/31/2021	15.78	0.59	(0.58)	0.01	(0.64)	–	(0.64)
12/31/2020	15.54	0.61	0.30 (c)	0.91	(0.67)	–	(0.67)
12/31/2019	14.31	0.69	1.27	1.96	(0.73)	–	(0.73)
12/31/2018	15.54	0.67	(1.17)	(0.50)	(0.70)	(0.03)	(0.73)
12/31/2017	15.07	0.65	0.68	1.33	(0.70)	(0.16)	(0.86)
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statements of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Annualized.
(e)	Commenced on April 4, 2017.
(f)	Not Annualized.

92	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$15.15	(0.20)	0.85	1.18	3.83	$20	83
15.78	5.99	0.85	1.27	3.93	268	66
15.54	13.79	0.85	1.42	4.47	248	64
14.31	(3.45)	0.85	1.39	4.43	240	56
15.55	8.84	0.85	1.37	4.04	54	81

15.15	0.05	0.68	1.02	3.83	150	83
15.78	6.16	0.69	1.10	4.09	133	66
15.54	13.94	0.71	1.26	4.59	128	64
14.31	(3.31)	0.69	1.28	4.60	96	56
15.54	9.01	0.70	1.22	4.21	12	81

See Notes to Financial Statements.	93

Financial Highlights

GLOBAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
12/31/2021	$10.63	$0.22	$(0.52)	$(0.30)	$(0.40)	$(0.08)	$(0.48)
12/31/2020	10.13	0.24	0.56	0.80	(0.30)	–	(0.30)
12/31/2019	9.71	0.26	0.54	0.80	(0.33)	(0.05)	(0.38)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.11	(0.26)	(0.15)	(0.14)	–	(0.14)
Class C
12/31/2021	10.63	0.16	(0.53)	(0.37)	(0.33)	(0.08)	(0.41)
12/31/2020	10.13	0.18	0.56	0.74	(0.24)	–	(0.24)
12/31/2019	9.71	0.18	0.54	0.72	(0.25)	(0.05)	(0.30)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.08	(0.27)	(0.19)	(0.10)	–	(0.10)
Class F
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	(0.50)
12/31/2020	10.13	0.25	0.57	0.82	(0.32)	–	(0.32)
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	(0.40)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	(0.15)
Class F3
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	(0.50)
12/31/2020	10.13	0.26	0.57	0.83	(0.33)	–	(0.33)
12/31/2019	9.71	0.29	0.54	0.83	(0.36)	(0.05)	(0.41)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.13	(0.27)	(0.14)	(0.15)	–	(0.15)
Class I
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	(0.50)
12/31/2020	10.13	0.26	0.56	0.82	(0.32)	–	(0.32)
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	(0.40)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	(0.15)
Class R3
12/31/2021	10.63	0.19	(0.52)	(0.33)	(0.37)	(0.08)	(0.45)
12/31/2020	10.13	0.21	0.56	0.77	(0.27)	–	(0.27)
12/31/2019	9.71	0.23	0.54	0.77	(0.30)	(0.05)	(0.35)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.10	(0.26)	(0.16)	(0.13)	–	(0.13)
Class R4
12/31/2021	10.63	0.22	(0.53)	(0.31)	(0.39)	(0.08)	(0.47)
12/31/2020	10.13	0.23	0.57	0.80	(0.30)	–	(0.30)
12/31/2019	9.71	0.25	0.54	0.79	(0.32)	(0.05)	(0.37)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.11	(0.26)	(0.15)	(0.14)	–	(0.14)

94	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$9.85	(3.02)		0.78		2.78		2.17		$2,965	126
10.63	8.18		0.78		2.44		2.38		2,737	239
10.13	8.32		0.78		3.03		2.56		2,151	315
9.71	(1.42	)(e)(f)	0.78	(g)	2.77	(g)	2.64	(g)	1,969	123

9.85	(3.62)		1.40		3.42		1.56		330	126
10.63	7.52		1.39		3.05		1.77		294	239
10.13	7.48		1.56		3.81		1.78		277	315
9.71	(1.76	)(e)(f)	1.58	(g)	3.57	(g)	1.84	(g)	245	123

9.85	(2.73)		0.58		2.67		2.38		2,336	126
10.63	8.39		0.58		2.25		2.45		2,365	239
10.13	8.53		0.58		2.93		2.76		2,139	315
9.71	(1.33	)(e)(f)	0.58	(g)	2.67	(g)	2.84	(g)	1,971	123

9.85	(2.72)		0.56		2.57		2.41		1,581	126
10.63	8.37		0.51		2.23		2.65		1,707	239
10.13	8.66		0.46		2.78		2.88		1,607	315
9.71	(1.28	)(e)(f)	0.46	(g)	2.55	(g)	2.96	(g)	1,479	123

9.85	(2.74)		0.58		2.57		2.38		2,104	126
10.63	8.29		0.58		2.25		2.58		2,271	239
10.13	8.53		0.58		2.83		2.76		2,139	315
9.71	(1.33	)(e)(f)	0.58	(g)	2.57	(g)	2.84	(g)	1,971	123

9.85	(3.23)		1.08		3.07		1.88		294	126
10.63	7.75		1.08		2.75		2.08		281	239
10.13	8.00		1.08		3.33		2.26		265	315
9.71	(1.54	)(e)(f)	1.08	(g)	3.07	(g)	2.34	(g)	246	123

9.85	(2.98)		0.83		2.80		2.14		262	126
10.63	8.13		0.83		2.50		2.33		303	239
10.13	8.26		0.83		3.08		2.51		266	315
9.71	(1.44	)(e)(f)	0.83	(g)	2.82	(g)	2.59	(g)	246	123

See Notes to Financial Statements.	95

Financial Highlights (concluded)

GLOBAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
12/31/2021	$10.63	$0.25	$(0.53)	$(0.28)	$(0.42)	$(0.08)	$(0.50)
12/31/2020	10.13	0.26	0.56	0.82	(0.32)	–	(0.32)
12/31/2019	9.71	0.28	0.54	0.82	(0.35)	(0.05)	(0.40)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.12	(0.26)	(0.14)	(0.15)	–	(0.15)
Class R6
12/31/2021	10.63	0.25	(0.53)	(0.28)	(0.42)	(0.08)	(0.50)
12/31/2020	10.13	0.26	0.57	0.83	(0.33)	–	(0.33)
12/31/2019	9.71	0.29	0.54	0.83	(0.36)	(0.05)	(0.41)
7/26/2018 to 12/31/2018(c)(d)	10.00	0.13	(0.27)	(0.14)	(0.15)	–	(0.15)
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2018 through 8/1/2018.
(d)	Commenced on 07/26/2018, SEC effective date and date shares first became available to the public was 8/1/2018.
(e)	Total return for the period 8/1/2018 through 12/31/2018 was (1.51)% for Class A, (1.85)% for Class C, (1.43)% for Class F, (1.38)% for Class F3, (1.43)% for Class I, (1.64)% for Class R3, (1.53)% for Class R4, (1.43)% for Class R5 and (1.38)% for Class R6.
(f)	Not annualized.
(g)	Annualized.

96	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$9.85	(2.74)		0.58		2.57		2.38		$263	126
10.63	8.29		0.58		2.25		2.58		284	239
10.13	8.53		0.58		2.83		2.76		267	315
9.71	(1.33	)(e)(f)	0.58	(g)	2.57	(g)	2.84	(g)	246	123

9.85	(2.72)		0.56		2.56		2.40		1,870	126
10.63	8.37		0.51		2.22		2.65		2,002	239
10.13	8.66		0.46		2.78		2.88		1,782	315
9.71	(1.28	)(e)(f)	0.46	(g)	2.56	(g)	2.96	(g)	1,611	123

See Notes to Financial Statements.	97

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Global Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law on February 23, 1988.

The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Emerging Markets Bond Fund (“Emerging Markets Bond Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Global Bond Fund (“Global Bond Fund”)	A, C, F, F3, I, R3, R4, R5 and R6

Emerging Markets Corporate Debt Fund and Global Bond Fund are each diversified as defined in the Act and Emerging Markets Bond Fund is non-diversified as defined in the Act.

Emerging Markets Bond Fund’s investment objective is to seek high total return. Emerging Markets Corporate Debt Fund’s and Global Bond Fund’s investment objective is total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements (continued)

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on each Fund’s Statements of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on each Fund’s Statements of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on each Fund’s Statements of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts on each Fund’s Statements of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of

Notes to Financial Statements (continued)

cash or eligible securities called “initial margin.” Subsequent payments made or received by each Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest

Notes to Financial Statements (continued)

rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Funds, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Options–Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a fund writes (sells) an option, an amount equal to the premium received by the fund is recorded as a liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, each Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by each Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that each Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

(k)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(l)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to

Notes to Financial Statements (continued)

market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(m)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(n)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(o)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose each Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to each Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that a Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by each Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2021, the average interest rate, the amount of interest received and the average principal amount for the days borrowed in the period were as follows:

			Average
	Interest	Interest	Amount
Fund	Rate	Income	Borrowed
Emerging Markets Bond Fund	(10%)-(15%)	$7,796	$1,062,217

(p)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

Notes to Financial Statements (continued)

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2021, the Global Bond Fund had the following unfunded loan commitments:

Global Fund

				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
DiversiTech Holdings, Inc Delayed Draw Term Loan	$2,176	2,176	2,164	12

(q)	Interest Rate Swaps–Each Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(r)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.

Notes to Financial Statements (continued)

Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Emerging Markets Bond Fund
First $1 billion	.50%
Over $1 billion	.45%

Emerging Markets Corporate Debt Fund
First $2 billion	.70%
Next $3 billion	.65%
Over $5 billion	.60%

Global Bond Fund
First $3 billion	.43%
Over $3 billion	.40%

For the fiscal year ended December 31, 2021, the effective management fee, net of waivers, was the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Emerging Markets Bond Fund	.50%
Emerging Markets Corporate Debt Fund	.41%
Global Bond Fund	.00%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s

Notes to Financial Statements (continued)

average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended December 31, 2021.

Fund	Fund Administration Fee
Emerging Markets Bond Fund	$ 9,581
Emerging Markets Corporate Debt Fund	8,184
Global Bond Fund	57,320

For the fiscal year ended December 31, 2021 and continuing through April 30, 2022, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Effective May 1, 2021		Prior to May 1, 2021
	Classes*		Classes*
Fund	A, C, F, I, R3, R4 and R5	F3 and R6	A, C, F, I, R3, R4 and R5	F3 and R6
Emerging Markets Corporate Debt Fund	.85%	.68%	.85%	.68%
Global Bond Fund	.58%	.57%	.58%	.53%

*	If applicable.

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C(1)	Class F(2)(3)	Class R3**	Class R4
Service	.15%	.25%	–	.25%	.25%
Distribution	.05%	.75%	.10%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
**	Prior to the sale of shares to unaffiliated investors, service and distribution fees were fully waived.
(1)	Each Fund’s Class C 12b-1 fee is a blended rate calculated based on 1.00% of the Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of the Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of the Funds will bear Rule 12b-1 fees at the same rate.
(2)	The Class F Shares Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	For the fiscal year ended December 31, 2021 and continuing through April 30, 2022, the Distributor has contractually agreed to waive Emerging Markets Bond Fund’s and Global Bond Fund’s 0.10% Rule 12b-1 fee for Class F. These agreements may be terminated only by the Board.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers for the fiscal year ended December 31, 2021:

	Distributor Commissions	Dealers’ Concessions
Emerging Markets Bond Fund	$1,159	$7,105
Emerging Markets Corporate Debt Fund	764	4,444
Global Bond Fund	–	–

Distributor received the following amount of CDSCs for the fiscal year ended December 31, 2021.

	Class A	Class C
Emerging Markets Bond Fund	1,106	725
Emerging Markets Corporate Debt Fund	250	–
Global Bond Fund	1,000	–

Other Related Parties

As of December 31, 2021, the percentages of Emerging Markets Bond Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund, were 58% and 31%, respectively.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Emerging Markets Bond Fund, Emerging Markets Corporate Debt Fund and Global Bond Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Emerging Markets Bond Fund		Emerging Markets Corporate Debt Fund
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$10,024,834	$9,822,908	$2,844,797	$2,501,718
Total distributions paid	$10,024,834	$9,822,908	$2,844,797	$2,501,718

Notes to Financial Statements (continued)

	Global Bond Fund
	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$494,231	$384,287
Net long-term capital gains	91,555	–
Total distributions paid	$585,786	$384,287

As of December 31, 2021, the components of accumulated gains (losses) on a tax-basis were as follows:

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund
Capital loss carryforwards*	$(109,736,858)	$(2,592,661)
Temporary differences	(677,185)	(21,702)
Unrealized gains (losses) – net	(5,238,528)	(369,121)
Total accumulated gains (losses) - net	$(115,652,571)	$(2,983,484)

	Global Bond Fund
Undistributed ordinary income - net	$528
Total undistributed earnings	528
Capital losses carryforwards*	(64,998)
Temporary differences	(40,704)
Unrealized gains (losses) - net	(19,032)
Total accumulated gains (losses) - net	$(124,206)

*	The capital losses will carry forward indefinitely.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year losses for 2021 as follows:

	Late-Year Ordinary	Post-October Capital
Global Bond Fund	$39,734	$–

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Bond Fund	Emerging Markets Corporate Debt Fund	Global Bond Fund
Tax cost	$211,335,386	$78,210,268	$12,036,925
Gross unrealized gain	4,681,642	1,412,369	220,206
Gross unrealized loss	(9,919,343)	(1,781,510)	(238,719)
Net unrealized security gain (loss)	$(5,237,701)	$(369,141)	$(18,513)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, amortization of premium and wash sales.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Emerging Markets Bond Fund	$–	$124,409,553	$–	$177,837,270
Emerging Markets Corporate Debt Fund	1,296,492	77,456,041	1,296,871	57,864,243
Global Bond Fund	6,047,700	8,855,161	6,109,447	9,088,838

*	Includes U.S. Government sponsored enterprises securities.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain (Loss	)
Emerging Markets Bond Fund	$–	$2,659,214	$91,298
Emerging Markets Corporate Debt Fund	216,853	416,000	4,515

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2021 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

Each Fund entered into futures contracts for the fiscal year ended December 31, 2021 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Each Fund entered into credit default swaps for the fiscal year ended December 31, 2021 (as described in Note 2(i)) to hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of underlying securities within an index or the referenced obligation in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par or the referenced obligation if the defined credit event occurs. Upon the occurrence of a defined credit event, the

Notes to Financial Statements (continued)

difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. There is minimal counterparty credit risk to each Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Emerging Markets Bond Fund entered into options on foreign currencies for the fiscal year ended December 31, 2021 (as described in Note 2(j)) to obtain exposure to an issuer (the Reference Entity). The Funds’ use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the notional value of the contract.

As of December 31, 2021, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Emerging Markets Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(1)	$266,806	–
OTC Options Purchased(2)	–	$1,063

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$16,903
Futures Contracts(1)	$435,592	–
OTC Options Written(4)	–	$23

Emerging Markets Corporate Debt Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(1)	$16,543	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$4,690
Futures Contracts(1)	$133,848	–

			Global Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(5)	$–	$6,947	$–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(6)	–	–	$2,628
Forward Foreign Currency Exchange Contracts(3)	–	$38,643	–
Futures Contracts(1)	$7,216	–	–

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: included in investments in securities.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

(4)	Statements of Assets and Liabilities location: Options written outstanding, at value.
(5)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(6)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative investments for the fiscal year ended December 31, 2021 were as follows:

		Emerging Markets Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	$225,851
Forward Foreign Currency Exchange Contracts(2)	–	$216,519	–
Futures Contracts(3)	$(336,189)	–	–
OTC Options Purchased(4)	–	$(45,498)	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps(5)	–	–	$(738,014)
Forward Foreign Currency Exchange Contracts(6)	–	$14,929	–
Futures Contracts(7)	$(71,200)	–	–
OTC Options Purchased(8)	–	$(53,762)	–
OTC Written Options(9)	–	$16,640	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(10)	–	–	6,181,689
Forward Foreign Currency Exchange Contracts(11)	–	$3,185,464	–
Futures Contracts(10)	439	–	–
OTC Options Purchased(10)	–	576,923	–
OTC Written Options(10)	–	576,923	–
	Emerging Markets Corporate Debt Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	$(30,854)
Forward Foreign Currency Exchange Contracts(2)	–	$19,918	–
Futures Contracts(3)	$186,542	–	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(6)	–	$(2,303)	–
Futures Contracts(7)	$(137,446)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(10)	–	–	192,412
Forward Foreign Currency Exchange Contracts(11)	–	$280,760	–
Futures Contracts(10)	110	–	–

Notes to Financial Statements (continued)

		Global Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	$22,061
Forward Foreign Currency Exchange Contracts(2)	–	$(111,084)	–
Futures Contracts(3)	$(31,494)	–	–
Net Change in Unrealized
Credit Default Swaps(5)	–	–	$(43,080)
Forward Foreign Currency Exchange Contracts(6)	–	$(61,476)	–
Futures Contracts(7)	$(4,668)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(10)	–	–	988,992
Forward Foreign Currency Exchange Contracts(11)	–	$4,190,379	–
Futures Contracts(10)	6
*	Calculated based on the number of contracts or notional amounts for the year ended December 31, 2021.
(1)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statements of Operations location: Net realized gain (loss) on investments includes options purchased.
(5	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments includes options purchased.
(9)	Statements of Operations location: Net change in unrealized appreciation/depreciation on OTC written options.
(10)	Amount represents number of contracts.
(11)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

		Emerging Markets Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
OTC Options Purchased	$1,063	$–	$1,063
Repurchase Agreements	6,393,632	–	6,393,632
Total	$6,394,695	$–	$6,394,695

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$6,393,632	$–	$–	$(6,393,632)	$–
Morgan Stanley	1,063	(1,063)	–	–	–
Total	$6,394,695	$(1,063)	$–	$(6,393,632)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$16,903	$–	$16,903
OTC Options Written	23	–	23
Reverse Repurchase Agreements	1,054,421	–	1,054,421
Total	$1,071,347	$–	$1,071,347

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$1,054,421	$–	$–	$(1,054,421)	$–
Goldman Sachs	11,218	–	–	–	11,218
Morgan Stanley	5,708	(1,063)	–	–	4,645
Total	$1,071,347	$(1,063)	$–	$(1,054,421)	$15,863

		Emerging Markets Corporate Debt Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$336,035	$–	$336,035
Total	$336,035	$–	$336,035

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$336,035	$–	$–	$(336,035)	$–
Total	$336,035	$–	$–	$(336,035)	$–

Notes to Financial Statements (continued)

		Emerging Markets Corporate Debt Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$4,690	$–	$4,690
Total	$4,690	$–	$4,690

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Goldman Sachs	$4,140	$–	$–	$–	$4,140
Morgan Stanley	550	–	–	–	550
Total	$4,690	$–	$–	$–	$4,690

Global Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$6,947	$–	$6,947
Repurchase Agreements	376,101	–	376,101
Total	$383,048	$–	$383,048

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Goldman Sachs	$1,204	$(1,204)	$–	$–	$–
State Street Bank and Trust	5,743	(5,743)	–	–	–
Fixed Income Clearing Corp.	376,101	–	–	(376,101)	–
Total	$383,048	$(6,947)	$–	$(376,101)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$38,643	$–	$38,643
Total	$38,643	$–	$38,643

Notes to Financial Statements (continued)

Global Bond Fund
	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Cash Financial Instruments	Securities Collateral Pledged(a)	Collateral Pledged(a)	Net Amount(c)
Bank of America	$605	$–	$–	$–	$605
Goldman Sachs	5,204	(1,204)	–	–	4,000
J.P. Morgan	1,989	–	–	–	1,989
Morgan Stanley	21,549	–	–	–	21,549
State Street Bank and Trust	7,331	(5,743)	–	–	1,588
Toronto Dominion Bank	1,965	–	–	–	1,965
Total	$38,643	$(6,947)	$–	$–	$31,696

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2021.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Funds net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Funds net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2021, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statements of Operations.

The initial collateral received by the Funds are required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

Notes to Financial Statements (continued)

As of December 31, 2021, the Funds did not loan any securities.

14.	INVESTMENT RISKS

Each Fund is subject to the risks of investing in securities that are issued by non-U.S. entities, the risks of investing in derivatives, liquidity risk, and the risks from leverage.

Certain instruments in which the Funds may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR setting will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, less government regulation, higher transaction costs and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign securities may also be subject to inadequate exchange control regulations and the imposition of economic sanctions or other government restrictions. These risks generally are greater for emerging markets securities. Foreign investments also may be affected by changes in currency rates or currency controls.

The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Emerging Markets Bond Fund is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, the Fund may be exposed to greater risk.

Each Fund may invest in swap contracts. Swap contracts are bilateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, swap contracts may involve a small investment of cash compared to the risk assumed, with the result that small changes may produce disproportionate and substantial gains or losses to a Fund.

Each Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than nonconvertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund may invest in credit default swap and interest rate swap contracts. Such contracts are subject to the risk that there will be no liquid market for these agreements, that the counterparty

Notes to Financial Statements (continued)

to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. Credit default swaps are subject to the risk that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the swap is based. Interest rate swaps are subject to the risk that Lord Abbett does not correctly anticipate changes in interest rates.

Each Fund may invest in senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which a Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Illiquid securities may lower a Fund’s returns since it may be unable to sell these securities at its desired time or price. To the extent illiquid securities can be sold, a Fund may have to do so at disadvantageous prices in order to meet requests for the redemption of Fund shares.

Leverage, including borrowing, may increase volatility in a Fund by magnifying the effect of changes in the value of each Fund’s holdings. The use of leverage may cause investors in a Fund to lose more money in adverse environments than would be the case in the absence of leverage.

Each Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which a Fund invests, including interest rate risk. When interest rates rise, the prices of debt securities and an investment in a Fund are likely to decline. In times of economic uncertainty, high-yield debt securities (“lower-rated bonds” or “junk bonds”) may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with junk bonds. A default, or concerns in the market about an increase in risk of default, may result in losses to a Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, each Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of

Notes to Financial Statements (continued)

income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage related security.

The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions prevailing. Foreign currency exchange rates may fluctuate significantly over short periods of time. Each Fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Funds that are denominated in those currencies.

The securities markets of developing or emerging countries tend to be more vulnerable to economic, political and social instability, less liquid, are especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries.

Bonds issued or guaranteed by foreign governments and governmental entities (commonly referred to as “sovereign debt”) are subject to the risk that such governments or entities are unable or unwilling to make interest payments and/or repay the principal owed. Emerging Markets Corporate Debt Fund may have limited recourse in such instances.

The Funds believe that their investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. However, there can be no assurance that the U.S. Treasury Department will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of each Fund’s foreign currency gains as nonqualifying income.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

Notes to Financial Statements (continued)

These factors, and others, can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Emerging Markets Bond Fund	Year Ended December 31, 2021		Year Ended December 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	814,054	$4,114,832	603,607	$3,146,089
Converted from Class C*	3,826	19,412	116,159	590,548
Reinvestment of distributions	99,752	506,408	106,209	530,527
Shares reacquired	(743,618)	(3,791,616)	(760,287)	(3,806,770)
Increase	174,014	$849,036	65,688	$460,394
Class C Shares
Shares sold	31,813	$164,354	81,588	$433,099
Reinvestment of distributions	6,503	33,209	8,275	41,368
Shares reacquired	(53,732)	(275,657)	(43,656)	(223,213)
Converted to Class A*	(3,803)	(19,412)	(115,482)	(590,548)
Decrease	(19,219)	$(97,506)	(69,275)	$(339,294)
Class F Shares
Shares sold	166,209	$857,679	2,363,464	$11,907,163
Reinvestment of distributions	23,655	120,194	29,299	147,571
Shares reacquired	(196,275)	(1,001,267)	(2,822,284)	(14,140,355)
Decrease	(6,411)	$(23,394)	(429,521)	$(2,085,621)
Class F3 Shares
Shares sold	208,310	$1,064,605	35,882	$182,907
Reinvestment of distributions	9,743	49,269	5,988	29,880
Shares reacquired	(46,733)	(237,272)	(45,140)	(227,926)
Increase (decrease)	171,320	$876,602	(3,270)	$(15,139)
Class I Shares
Shares sold	522,783	$2,689,143	24,607,217	$126,031,085
Reinvestment of distributions	1,823,373	9,247,488	1,803,577	9,019,580
Shares reacquired	(17,565,954)	(88,415,911)	(3,365,586)	(16,107,306)
Increase (decrease)	(15,219,798)	$(76,479,280)	23,045,208	$118,943,359
Class R2 Shares
Shares sold	–	$–	92	$464
Shares reacquired	–	–	(9,963)	(52,980)
Decrease	–	$–	(9,871)	$(52,516)
Class R3 Shares
Shares sold	5,970	$30,385	5,871	$32,268
Reinvestment of distributions	1,542	7,814	1,550	7,739
Shares reacquired	(3,896)	(19,599)	(6,722)	(34,257)
Increase	3,616	$18,600	699	$5,750

Notes to Financial Statements (continued)

Emerging Markets Bond Fund	Year Ended December 31, 2021		Year Ended December 31, 2020
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	2,892	$14,779	2,974	$14,984
Reinvestment of distributions	517	2,619	873	4,315
Shares reacquired	(3,839)	(19,265)	(16,648)	(81,812)
Decrease	(430)	$(1,867)	(12,801)	$(62,513)
Class R5 Shares
Reinvestment of distributions	–	$–	40	$192
Increase	–	$–	40	$192
Class R6 Shares
Shares sold	38,382	$197,419	13,254	$68,227
Reinvestment of distributions	406	2,053	37	181
Shares reacquired	(17,343)	(89,234)	(26,056)	(130,724)
Increase (decrease)	21,445	$110,238	(12,765)	$(62,316)

Emerging Markets Corporate Debt Fund	Year Ended December 31, 2021			Year Ended December 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	168,667	$2,617,679	85,012	$1,299,979
Converted from Class C*	611	9,441	10,823	164,704
Reinvestment of distributions	24,589	379,136	26,092	389,522
Shares reacquired	(114,391)	(1,762,844)	(288,117)	(4,333,887)
Increase (decrease)	79,476	$1,243,412	(166,190)	$(2,479,682)
Class C Shares
Shares sold	14,430	$223,594	10,241	$155,021
Reinvestment of distributions	3,622	55,876	4,549	67,829
Shares reacquired	(18,633)	(288,427)	(35,791)	(525,923)
Converted to Class A*	(611)	(9,441)	(10,823)	(164,704)
Decrease	(1,192)	$(18,398)	(31,824)	$(467,777)
Class F Shares
Shares sold	1,607,335	$24,882,901	1,911,059	$29,328,513
Reinvestment of distributions	145,660	2,246,033	124,831	1,865,108
Shares reacquired	(887,111)	(13,715,920)	(1,585,947)	(23,278,525)
Increase	865,884	$13,413,014	449,943	$7,915,096
Class F3 Shares
Reinvestment of distributions	–	$–	11.70	$170
Increase	–	$–	11.70	$170
Class I Shares
Shares sold	205,147	$3,154,390	289,069	$4,253,303
Reinvestment of distributions	9,562	147,072	8,889	133,445
Shares reacquired	(35,305)	(544,332)	(480,079)	(6,959,531)
Increase (decrease)	179,404	$2,757,130	(182,121)	$(2,572,783)
Class R2 Shares
Reinvestment of distributions	–	$–	120	$1,742
Shares reacquired	–	–	(9,227)	(137,382)
Decrease	–	$–	(9,107)	$(135,640)

Notes to Financial Statements (continued)

Emerging Markets Corporate Debt Fund		Year Ended December 31, 2021		Year Ended December 31, 2020
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	5,257	$81,321	816	$12,469
Reinvestment of distributions	91	1,391	156	2,272
Shares reacquired	–	–	(753)	(11,384)
Increase	5,348	$82,712	219	$3,357
Class R4 Shares
Shares sold	141	$2,206	228	$3,457
Reinvestment of distributions	18	271	26	377
Shares reacquired	(2)	(34)	(1)	(23)
Increase	157	$2,443	253	$3,811
Class R5 Shares
Shares sold	648	$10,003	417	$6,158
Reinvestment of distributions	281	4,359	707	10,566
Shares reacquired	(16,621)	(256,051)	(118)	(1,749)
Increase (decrease)	(15,692)	$(241,689)	1,006	$14,975
Class R6 Shares
Shares sold	1,610	$24,921	1,225	$18,110
Reinvestment of distributions	374	5,768	368	5,496
Shares reacquired	(489)	(7,568)	(1,400)	(20,947)
Increase	1,495	$23,121	193	$2,659

Global Bond Fund		Year Ended December 31, 2021		Year Ended December 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	61,934	$636,838	43,749	$452,449
Converted from Class C*	75	762	–	–
Reinvestment of distributions	3,225	32,540	2,450	23,947
Shares reacquired	(21,592)	(219,493)	(1,081)	(9,979)
Increase	43,642	$450,647	45,118	$466,417
Class C Shares
Shares sold	5,623	$58,515	1,398	$14,172
Reinvestment of distributions	222	2,234	269	2,630
Shares reacquired	–	–	(1,298)	(13,325)
Converted to Class A*	(75)	(762)	–	–
Increase	5,770	$59,987	369	$3,477
Class F Shares
Shares sold	40,633	$419,246	401,379	$4,078,570
Reinvestment of distributions	591	6,076	5,937	59,460
Shares reacquired	(26,527)	(271,751)	(395,979)	(4,097,267)
Increase	14,697	$153,571	11,337	$40,763
Class F3 Shares
Reinvestment of distributions	–	$–	1,922	$18,741
Increase	–	$–	1,922	$18,741

Notes to Financial Statements (concluded)

Global Bond Fund	Year Ended December 31, 2021		Year Ended December 31, 2020
Class I Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	–	$–	2,474	$24,118
Increase	–	$–	2,474	$24,118
Class R3 Shares
Shares sold	3,429	$33,745	–	$–
Reinvestment of distributions	1	7	263	2,565
Increase	3,430	$33,752	263	$2,565
Class R4 Shares
Shares sold	–	$–	5,817	$54,674
Reinvestment of distributions	43	454	339	3,314
Shares reacquired	(1,955)	(20,238)	(3,958)	(38,394)
Increase (decrease)	(1,912)	$(19,784)	2,198	$19,594
Class R5 Shares
Reinvestment of distributions	–	$–	309	$3,015
Increase	–	$–	309	$3,015
Class R6 Shares
Shares sold	7,273	$75,387	10,495	$107,021
Reinvestment of distributions	208	2,102	1,922	18,740
Shares reacquired	(5,940)	(59,880)	–	–
Increase	1,541	$17,609	12,417	$125,761

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Global Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Global Fund, Inc. (the “Company”) comprising the Lord Abbett Emerging Markets Bond Fund, Lord Abbett Emerging Markets Corporate Debt Fund, and Lord Abbett Global Bond Fund, including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except Lord Abbett Global Bond Fund; and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Lord Abbett Global Fund, Inc. as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the Lord Abbett Global Fund, Inc.	Financial Highlights
Lord Abbett Global Bond Fund	For the years ended December 31, 2021, 2020, 2019, and the period from July 26, 2018 (commencement of operations) through December 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as

Report of Independent Registered Public Accounting Firm

of December 31, 2021, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 25, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between each Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about each Fund’s investment performance compared to the performance of an appropriate benchmark. Before making its decision as to each Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board as to each Fund included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of an appropriate benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund (in the case of Emerging Markets Corporate Debt Fund and Global Bond Fund); and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to each Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that each Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed each Fund’s investment performance in relation to that of its performance peer group and an appropriate benchmark as of various periods ended June 30, 2021. As to Emerging Markets Bond Fund, the Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five- and

Approval of Advisory Contract (continued)

ten-year periods. As to Emerging Markets Corporate Debt Fund, the Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-and five-year periods. As to Global Bond Fund, the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period. The Board took into account changes to each of Emerging Markets Bond Fund’s and Emerging Markets Corporate Debt Fund’s portfolio management team. The Board also considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that each Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of its investment objective and discipline, and other services provided to each Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including each Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of each Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of each Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. As to each Fund, the Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, each Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement on behalf of each Fund.

Profitability. As to each Fund, the Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether each Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to each Fund was not excessive.

Economies of Scale. As to each Fund, the Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett

Approval of Advisory Contract (concluded)

regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered each Fund’s existing management fee schedule, with one or more contractual breakpoints in the level of management fee, and with respect to each of the Emerging Markets Corporate Debt Fund and the Global Bond Fund, the Fund’s expense limitation agreement. Based on these considerations, the Board concluded that any economies of scale were adequately addressed in respect of each Fund.

Other Benefits to Lord Abbett. As to each Fund, the Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from each Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of each Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. As to each Fund, the Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of each Fund and its shareholders and voted unanimously to approve the continuation of the Agreement on behalf of each Fund. As to each Fund, in considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Emerging Markets Bond Fund	6%
Emerging Markets Corporate Debt Fund	12%
Global Bond Fund	49%

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Global Bond Fund	$–	$91,555

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Global Fund, Inc. Lord Abbett Emerging Markets Bond Fund Lord Abbett Emerging Markets Corporate Debt Fund Lord Abbett Global Bond Fund	LAGF-2 (02/22)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$157,500	$152,500
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	157,500	152,500

Tax Fees {b}	21,692	21,471
All Other Fees	- 0 -	- 0 -

Total Fees	$179,192	$173,971

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$241,142

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2021 and 2020 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of

1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT GLOBAL FUND, INC.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 25, 2022

By:	/s/Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 25, 2022